                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04624
                                  ----------------------------------------------

             State Street Research Equity Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Francis J. McNamara, III, Secretary
             State Street Research
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  6/30/03
                        -----------------
Date of reporting period:  07/01/02 - 06/30/03
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Mid-Cap Value Fund

June 30, 2003

                                                   Annual Report to Shareholders

FROM THE CHAIRMAN
     State Street Research

Table of Contents

  3  Performance Discussion

  6  Portfolio Holdings and Financial Statements

 12  Financial Highlights

 14  Independent Auditors' Report

 15  Trustees and Officers

During the 12-month period ended June 30, 2003, uncertainty plagued the economy and the markets as concerns about corporate accounting and management scandals were replaced by fears about the impact of war in Iraq. Despite the Federal Reserve Board's efforts to stimulate a meaningful economic recovery through lower short-term interest rates, and another round of federal tax cuts, the first nine months of the reporting period were a disappointment all around. The most disturbing news concerned the unemployment rate, which ended the period at 6.4%--the highest it has been in nine years.

Yet, the economy managed to hold on to single-digit growth as consumers continued to spend. Housing and auto sales remained strong throughout the period. Corporate profits turned up in 2003; and by midyear, most economic observers believed the economy was on track for a second-half rebound.

Stocks Zig-Zagged before They Moved Higher

The stock market got off to a strong start early in the period, then headed downward as economic news turned sour in the fall. A rally at the end of 2002 gave investors hope that the bear market was finally behind us. But the first quarter of 2003 brought more bad news as investors backed away from stocks in the build-up to war. Finally, in the second quarter of 2003 stocks staged an impressive rally.

Bonds Led the Way

As investors sought a safe haven from risk and uncertainty in the first half of the period, the highest-quality segments of the U.S. bond market were the top performers. However, as investors expressed a willingness to add risk to their portfolios in the second half of the period, lower-quality segments staged an impressive comeback. High-yield bonds led the way while mortgage bonds lagged as falling interest rates precipitated an increase in mortgage prepayment activity. Municipalities held their own, but faced concerns about budget deficits and revenue short falls.

Looking Ahead

A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research funds.

Sincerely,

/s/ Richard S. Davis
--------------------
Richard S. Davis
Chairman

June 30, 2003

---------------
PERFORMANCE
---------------
         Discussion as of June 30, 2003

How State Street Research Mid-Cap Value Fund Performed

In a difficult market environment, State Street Research Mid-Cap Value Fund returned -10.61% for the year ended June 30, 2003.(1) The fund lagged the Russell Midcap(R) Value Index, which returned -0.64% over the same period.(2) It also significantly underperformed the Lipper Mid-Cap Value Funds Average, which returned 0.62% for the year.(3)

Reasons for the Fund's Performance

The year was characterized by a variety of negative events, including heightened geopolitical risks and economic sluggishness. In this environment, we focused on deeply undervalued stocks because valuations on more defensive securities were high. This positioning hurt the fund's performance relative to its benchmark and peer group for the 12-month reporting period. However, these less defensive securities outperformed in the improving equity market environment that developed near the end of the second quarter in 2003.

Stock selection in Consumer Discretionary and Financial Services helped offset weakness in other sectors. For example, our investment in International Game Technology, a market-leading manufacturer of gaming machines and software, benefited from the industry's growth. We enjoyed gains from Cendant, a diversified travel company, which rebounded as investors recognized that the stock was inexpensive relative to its substantial free cash flow. Our investment in Royal Caribbean Cruises, which we purchased when the stock was down, was subsequently rewarded when the company reported strong earnings. Our investments in Ribapharm, HealthSouth and Andrx in the Health Care sector hurt returns. All three posted significant losses before we sold them. Two steel holdings--Alaska Steel and Allegheny Technologies--experienced sharp declines as economic sluggishness contributed to weak demand. However, we believe both represented viable businesses and we maintained both positions.

Looking Ahead

In 2002, many economically sensitive businesses appeared to be trading at significant discounts to their long-term prospects. Halfway through 2003, this discount has been reduced. If the discount is reduced further, it is likely that we would lower our exposure to economically sensitive issues. Yet, we believe that many of the fund's investments still have significant recovery potential.

Top 10 Holdings
--------------------------------------------------------
Issuer/Security                     % of fund net assets

  1 PPL                                      2.3%
    ----------------------------------------------------
  2 Boston Properties                        2.3%
    ----------------------------------------------------
  3 Constellation Energy Group               2.2%
    ----------------------------------------------------
  4 CIT Group                                2.1%
    ----------------------------------------------------
  5 SPX                                      2.1%
    ----------------------------------------------------
  6 MGIC Investment                          2.0%
    ----------------------------------------------------
  7 NCR                                      2.0%
    ----------------------------------------------------
  8 Viad                                     2.0%
    ----------------------------------------------------
  9 MeadWestvaco                             2.0%
    ----------------------------------------------------
 10 Reader's Digest Association              2.0%
    ----------------------------------------------------
    Total                                   21.0%

Performance: Class A
-----------------------------------------------------------
Fund average annual total return as of 6/30/03(4,5)
(does not reflect sales charge)

    1 Year               5 Years             10 Years
    -10.61%               3.53%               11.16%
-----------------------------------------------------------

Russell Midcap Value Index as of 6/30/03(2)

    1 Year               5 Years             10 Years
    -0.64%                4.07%               11.25%
-----------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1) Class A shares; does not reflect sales charge.

(2) The Russell Midcap Value Index contains those stocks within the complete Russell Midcap(R) Index (800 of the smallest securities in the Russell 1000(R) Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Mid-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5) Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

                                     State Street Research Mid-Cap Value Fund  3

---------------
PERFORMANCE
---------------
         Discussion as of June 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

Class A

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -10.61%       18.95%     188.10%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -15.75%       12.11%     171.55%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -15.75%        2.31%      10.51%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class A       Russell Midcap Value Index
'93        9425                 10000
'94        9831                 10082
'95       11418                 12176
'96       13977                 14785
'97       17813                 18920
'98       22828                 23791
'99       22820                 25130
'00       20563                 23144
'01       29507                 28685
'02       30379                 29232
'03       27155                 29042

Class B(1)

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -11.13%       14.68%     168.82%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -15.34%       13.04%     168.82%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -15.34%        2.48%      10.39%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class B(1)    Russell Midcap Value Index
'93       10000                 10000
'94       10379                 10082
'95       11980                 12176
'96       14567                 14785
'97       18421                 18920
'98       23438                 23791
'99       23225                 25130
'00       20766                 23144
'01       29594                 28685
'02       30246                 29232
'03       26882                 29042

Class B (closed)

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -10.44%       15.75%     171.32%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -14.68%       14.09%     171.32%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -14.68%        2.67%      10.50%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class B       Russell Midcap Value Index
'93       10000                 10000
'94       10379                 10082
'95       11980                 12176
'96       14567                 14785
'97       18421                 18920
'98       23438                 23791
'99       23251                 25130
'00       20788                 23144
'01       29643                 28685
'02       30292                 29232
'03       27132                 29042

Class C

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -11.09%       14.93%     169.28%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -11.92%       14.93%     169.28%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -11.92%        2.82%      10.41%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class C       Russell Midcap Value Index
'93       10000                 10000
'94       10378                 10082
'95       11969                 12176
'96       14564                 14785
'97       18413                 18920
'98       23427                 23791
'99       23243                 25130
'00       20787                 23144
'01       29617                 28685
'02       30285                 29232
'03       26928                 29042

Class R

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -10.55%       19.04%     188.30%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -10.55%       19.04%     188.30%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -10.55%        3.55%      11.17%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class R       Russell Midcap Value Index
'93       10000                 10000
'94       10431                 10082
'95       12114                 12176
'96       14829                 14785
'97       18900                 18920
'98       24221                 23791
'99       24212                 25130
'00       21818                 23144
'01       31307                 28685
'02       32233                 29232
'03       28830                 29042

Class S

                                       1 Year       5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        -10.21%       20.74%     197.60%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -10.21%       20.74%     197.60%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -10.21%        3.84%      11.52%
-----------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

         Class S       Russell Midcap Value Index
'93       10000                 10000
'94       10483                 10082
'95       12228                 12176
'96       15018                 14785
'97       19186                 18920
'98       24645                 23791
'99       24682                 25130
'00       22317                 23144
'01       32113                 28685
'02       33140                 29232
'03       29760                 29042

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Returns for Class R reflect Class A performance through April 2, 2003. Class R was introduced on April 3, 2003. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The Russell Midcap(R) Value Index contains only those stocks within the Russell Midcap(R) Index (800 of the smallest securities in the Russell 1000(R) Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                     State Street Research Mid-Cap Value Fund  5

-------------
PORTFOLIO
-------------
       Holdings

June 30, 2003

Issuer                                         Shares           Value
---------------------------------------------------------------------------
Common Stocks 98.9%

Automobiles & Transportation 5.0%

Automotive Parts 3.5%
Delphi Automotive Systems Corp. .......        478,600       $  4,130,318
Magna International Inc. Cl. A ........         84,000          5,650,680
Navistar International Corp.* .........        142,500          4,649,775
                                                             ------------
                                                               14,430,773
                                                             ------------
Truckers 1.5%
CNF Transportation Inc. ...............        238,900          6,063,282
                                                             ------------
Total Automobiles & Transportation ...................         20,494,055
                                                             ------------
Consumer Discretionary 21.8%

Advertising Agencies 1.6%
Valassis Communications Inc.* .........        255,400          6,568,888
                                                             ------------
Commercial Services 6.6%
Cendant Corp.* ........................        417,200          7,643,104
FreedomPay Inc.*++@
(acquired 3/29/00, cost $6,964) .......        430,512              4,305
Manpower Inc. .........................        178,800          6,631,692
Tech Data Corp.* ......................        184,200          4,919,982
Viad Corp. ............................        366,670          8,209,741
                                                             ------------
                                                               27,408,824
                                                             ------------
Household Furnishings 1.9%
Stanley Works Inc. ....................        285,400          7,877,040
                                                             ------------
Leisure Time 1.9%
Royal Caribbean Cruises Ltd. ..........        346,100          8,015,676
                                                             ------------
Printing & Publishing 3.9%
Reader's Digest Association Inc. Cl. A         606,200          8,171,576
RR Donnelley & Sons Co. ...............        299,800          7,836,772
                                                             ------------
                                                               16,008,348
                                                             ------------
Restaurants 1.4%
Darden Restaurants Inc. ...............        296,500          5,627,570
                                                             ------------
Retail 4.5%
Federated Department Stores Inc. ......        217,000          7,996,450
Office Depot Inc.* ....................        364,700          5,291,797
Talbots Inc. ..........................        182,300          5,368,735
                                                             ------------
                                                               18,656,982
                                                             ------------
Total Consumer Discretionary .........................         90,163,328
                                                             ------------
Consumer Staples 2.8%

Beverages 1.8%
Pepsi Bottling Group Inc. .............        372,200          7,451,444
                                                             ------------
Drug & Grocery Store Chains 1.0%
Safeway Inc.* .........................        211,900          4,335,474
                                                             ------------
Total Consumer Staples ...............................         11,786,918
                                                             ------------

Issuer                                         Shares           Value
---------------------------------------------------------------------------
Financial Services 26.9%

Banks & Savings & Loan 9.6%
Charter One Financial Inc. ............        245,000       $  7,639,100
City National Corp. ...................        154,700          6,893,432
Comerica Inc. .........................        166,600          7,746,900
KeyCorp ...............................        309,900          7,831,173
Mercantile Bankshares Corp. ...........        170,200          6,702,476
Zions Bancorp .........................         58,100          2,940,441
                                                            ---------------
                                                               39,753,522
                                                            ---------------
Insurance 5.7%
ACE Limited ...........................        192,200          6,590,538
Lincoln National Corp. ................        203,500          7,250,705
Saint Paul Companies Inc. .............        125,600          4,585,656
XL Capital Ltd. Cl. A .................         60,400          5,013,200
                                                            ---------------
                                                               23,440,099
                                                            ---------------
Miscellaneous Financial 7.5%
Ambac Financial Group Inc. ............        113,750          7,535,938
Capital One Financial Corp. ...........        128,400          6,314,712
CIT Group Inc. ........................        355,100          8,753,215
MGIC Investment Corp. .................        181,600          8,469,824
                                                            ---------------
                                                               31,073,689
                                                            ---------------
Real Estate Investment Trusts 2.3%
Boston Properties Inc. ................        213,900          9,368,820
                                                            ---------------
Securities Brokerage & Services 1.8%
Janus Capital Group Inc. ..............        449,800          7,376,720
                                                            ---------------
Total Financial Services .............................        111,012,850
                                                            ---------------
Health Care 3.7%

Drugs & Biotechnology 0.5%
King Pharmaceuticals Inc.* ............        143,400          2,116,584
                                                            ---------------
Health Care Services 1.5%
Universal Health Services Inc.* .......        154,700          6,129,214
                                                            ---------------
Hospital Supply 1.7%
Bausch & Lomb Inc. ....................        189,400          7,102,500
                                                            ---------------
Total Health Care ....................................         15,348,298
                                                            ---------------
Integrated Oils 1.8%

Integrated Domestic 1.8%
Unocal Corp. ..........................        261,000          7,488,090
                                                            ---------------
Total Integrated Oils ................................          7,488,090
                                                            ---------------
Materials & Processing 11.1%

Building & Construction 1.0%
Vulcan Materials Inc. .................        114,900          4,259,343
                                                            ---------------
Chemicals 1.4%
Rohm & Haas Co. .......................        181,800          5,641,254
                                                            ---------------
Containers & Packaging 2.3%
Pactiv Corp.* .........................        162,700          3,206,817
Smurfit-Stone Container Corp.* ........        486,900          6,344,307
                                                            ---------------
                                                                9,551,124
                                                            ---------------
Diversified Manufacturing 1.0%
American Standard Companies Inc.* .....         54,500          4,029,185
                                                            ---------------
Office Supplies 0.6%
Avery Dennison Corp. ..................         53,200          2,670,640
                                                            ---------------
Paper & Forest Products 2.9%
Bowater Inc. ..........................        100,200          3,752,490
MeadWestvaco Corp. ....................        330,964          8,174,811
                                                            ---------------
                                                               11,927,301
                                                            ---------------


6  The notes are an integral part of the financial statements.

Issuer                                         Shares         Value
-------------------------------------------------------------------------
Steel 1.9%
Alaska Steel Holding Corp.* .............      594,100      $ 2,150,642
Allegheny Technologies Inc. .............      857,300        5,658,180
                                                           --------------
                                                              7,808,822
                                                           --------------
Total Materials & Processing .........................       45,887,669
                                                           --------------
Other 3.8%

Multi-Sector 3.8%
SPX Corp.* ..............................      194,100        8,552,046
Textron Inc. ............................      182,300        7,113,346
                                                           --------------
Total Other ..........................................       15,665,392
                                                           --------------
Other Energy 6.9%

Offshore Drilling 1.4%
Transocean Inc. .........................      255,900        5,622,123
                                                           --------------
Oil & Gas Producers 2.5%
Burlington Resources Inc. ...............      147,700        7,986,139
Devon Energy Corp. ......................       45,766        2,443,904
                                                           --------------
                                                             10,430,043
                                                           --------------
Oil Well Equipment & Services 3.0%
Halliburton Co. .........................      294,600        6,775,800
Noble Corp.* ............................      165,200        5,666,360
                                                           --------------
                                                             12,442,160
                                                           --------------
Total Other Energy ...................................       28,494,326
                                                           --------------
Producer Durables 6.0%

Aerospace 1.7%
Rockwell Collins Inc. ...................      287,700        7,086,051
                                                           --------------
Electrical Equipment & Components 1.7%
Cooper Industries Ltd. ..................      164,400        6,789,720
                                                           --------------
Miscellaneous Equipment 1.1%
Pentair Inc. ............................      111,500        4,355,190
                                                           --------------
Office Furniture & Business Equipment 1.5%
Pitney Bowes Inc. .......................      165,400        6,353,014
                                                           --------------
Production Technology Equipment 0.0%
Phase Metrics Inc.*++@
(acquired 1/23/98 and 6/9/98,
cost $1,321,127) ........................      108,409           21,682
                                                           --------------
Total Producer Durables ..............................       24,605,657
                                                           --------------
Technology 2.9%

Communications Technology 2.0%
NCR Corp.* ..............................      323,500        8,288,070
                                                           --------------
Electronics: Semiconductors/Components 0.9%
Cypress Semiconductor Corp.* ............      322,100        3,865,200
                                                           --------------
Total Technology .....................................       12,153,270
                                                           --------------
Utilities 6.2%

Electrical 6.2%
Constellation Energy Group Inc. .........      262,500        9,003,750
Pepco Holdings Inc. .....................      380,200        7,284,632
PPL Corp. ...............................      218,500        9,395,500
                                                           --------------
Total Utilities ......................................       25,683,882
                                                           --------------
Total Common Stocks (Cost $378,706,161) ..............      408,783,735
                                                           --------------
Short-Term Investments 4.9%

State Street Navigator Securities Lending
Prime Portfolio .........................   20,185,900       20,185,900
                                                           --------------
Total Short Term Investments (Cost $20,185,900) ......       20,185,900
                                                           --------------

                               Maturity      Amount of
Issuer                           Date         Principal         Value
-------------------------------------------------------------------------
Commercial Paper 1.0%
Citicorp, 1.10% ............   7/01/2003     $3,444,000      $3,444,000
Citicorp, 1.03% ............   7/03/2003        732,000         731,958
                                                           --------------
Total Commercial Paper (Cost $4,175,958)..............        4,175,958
                                                           --------------

                                                  % of
                                                Net Assets
-------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $403,068,019)................   104.8%    433,145,593
Cash and Other Assets, Less Liabilities .......    (4.8%)   (19,950,705)
                                                 --------  --------------
Net Assets ....................................   100.0%   $413,194,888
                                                 ========  ==============

KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

++ Security restricted as to public resale. As of the report date, the fund had 0.01% of net assets in restricted securities.

Federal Income Tax Information

At June 30, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $411,482,795 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                    $48,890,715

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                  (27,227,917)
                                                           --------------
                                                            $21,662,798
                                                           ==============


The notes are an integral part of the financial statements.

                                     State Street Research Mid-Cap Value Fund  7

-------------
FINANCIAL
-------------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2003

Assets

Investments (Cost $403,068,019) (Note 1) .....................   $433,145,593
Cash .........................................................        103,841
Receivable for securities sold ...............................      3,221,685
Dividends receivable .........................................        728,676
Receivable for fund shares sold ..............................        621,999
Receivable from distributor ..................................        512,335
Other assets .................................................         76,395
                                                                ---------------
                                                                  438,410,524
Liabilities

Payable for collateral received on securities loaned .........     20,185,900
Payable for securities purchased .............................      2,273,495
Payable for fund shares redeemed .............................      1,735,272
Accrued transfer agent and shareholder service fees ..........        510,057
Accrued management fee .......................................        227,077
Accrued distribution and service fees ........................        174,687
Accrued administration fee ...................................          6,866
Accrued trustees' fees .......................................          1,478
Other accrued expenses .......................................        100,804
                                                                ---------------
                                                                   25,215,636
                                                                ---------------

Net Assets ...................................................   $413,194,888
                                                                ===============
Net Assets consist of:
   Undistributed net investment income .......................   $  1,836,098
   Unrealized appreciation of investments ....................     30,077,574
   Accumulated net realized loss .............................    (84,765,123)
   Paid-in capital ...........................................    466,046,339
                                                                ---------------
                                                                 $413,194,888
                                                                ===============

                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class     Net Assets    [divided by]   Number of Shares   =    NAV
  A        $194,034,482                     13,776,915          $14.08*
  B(1)     $ 79,536,265                      5,798,545          $13.72**
  B        $ 54,909,308                      3,946,493          $13.91**
  C        $ 58,498,694                      4,246,242          $13.78**
  R        $    116,917                          8,298          $14.09
  S        $ 26,099,222                      1,839,673          $14.19

*  Maximum offering price per share = $14.94 ($14.08 [divided by] 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2003

Investment Income

Dividends, net of foreign taxes of $26,387 (Note 1) ..........   $  7,702,291
Interest (Note 1) ............................................        178,686
                                                                ---------------
                                                                    7,880,977
Expenses

Management fee (Note 2) ......................................      2,645,618
Transfer agent and shareholder service fees ..................      1,761,279
Custodian fee ................................................        136,096
Administration fee (Note 2) ..................................         72,926
Reports to shareholders ......................................         62,943
Distribution and service fees - Class A (Note 5) .............        573,020
Distribution and service fees - Class B(1) (Note 5) ..........        750,556
Distribution and service fees - Class B (Note 5) .............        130,287
Distribution and service fees - Class C (Note 5) .............        547,393
Distribution and service fees - Class R (Note 5) .............            133
Audit fee ....................................................         32,508
Registration fees ............................................         25,552
Trustees' fees (Note 2) ......................................         26,114
Legal fees ...................................................          6,810
Miscellaneous ................................................         11,696
                                                                ---------------
                                                                    6,782,931
Expenses borne by the distributor (Note 3) ...................       (725,506)
Fees paid indirectly (Note 2) ................................        (13,461)
                                                                ---------------
                                                                    6,043,964
                                                                ---------------
Net investment income ........................................      1,837,013
                                                                ---------------
Realized and Unrealized Gain (Loss) on Investments

Net realized loss on investments (Notes 1 and 4) .............    (84,142,225)
Change in unrealized appreciation of investments .............     20,529,929
                                                                ---------------
Net loss on investments ......................................    (63,612,296)
                                                                ---------------
Net decrease in net assets resulting from operations .........   ($61,775,283)
                                                                ===============


8  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Years ended June 30
                                            --------------------------------
                                                 2003             2002
                                            --------------------------------

Increase (Decrease) In Net Assets

Operations:
Net investment income (loss) .............   $  1,837,013        ($580,911)
Net realized gain (loss) on investments       (84,142,225)      35,997,021
Change in unrealized appreciation
 (depreciation) of investments ...........     20,529,929      (37,300,225)
                                            --------------------------------
Net decrease resulting from operations        (61,775,283)      (1,884,115)
                                            --------------------------------
Distributions from capital gains:
   Class A ...............................    (10,379,410)     (16,115,485)
   Class B(1) ............................     (4,182,952)      (4,931,185)
   Class B ...............................     (3,258,920)     (12,379,206)
   Class C ...............................     (3,053,014)      (2,731,467)
   Class S ...............................     (1,368,141)      (4,633,433)
                                            --------------------------------
                                              (22,242,437)     (40,790,776)
                                            --------------------------------
Net increase (decrease) from fund
 share transactions (Note 7) .............    (22,647,810)     286,133,613
                                            --------------------------------
Total increase (decrease) in net assets      (106,665,530)     243,458,722

Net Assets

Beginning of year ........................    519,860,418      276,401,696
                                            --------------------------------
End of year (including undistributed
 net investment income of
 $1,836,098 and $0, respectively).........   $413,194,888     $519,860,418
                                            ================================

Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2003

Note 1

State Street Research Mid-Cap Value Fund is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in mid-cap value stocks. These may include common and preferred stocks, convertible securities and warrants.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. From July 1, 2002, to August 31, 2002, Class B shares paid annual service and distribution fees of 1.00%. Effective September 1, 2002, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. Class R shares pay annual service and distribution fees of 0.50%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.


The notes are an integral part of the financial statements.

                                     State Street Research Mid-Cap Value Fund  9

--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the fund in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $14,284,818 as ordinary income dividends and $7,967,619 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At June 30, 2003, the fund had a capital loss carryforward of $41,047,459 available, to the extent provided in regulations, to offset future capital gains, if any, which expire on June 30, 2011.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through June 30, 2003, the fund incurred net capital losses of approximately $35,302,888 and intends to defer and treat such losses as arising in the fiscal year ended June 30, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses. At June 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and post-October losses. At June 30, 2003, the tax basis distributable earnings were $1,836,264 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2003, the value of the securities loaned and the value of collateral were $19,811,055 and $20,185,900 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended June 30, 2003, income from securities lending amounted to $81,547 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2003, the fees pursuant to such agreement amounted to $2,645,618.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2003, the amount of such expenses allocated to the fund was $765,045.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2003, the fund's transfer agent fees were reduced by $13,461 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $26,114 during the year ended June 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2003, the amount of such expenses was $72,926.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended June 30, 2003, the amount of such expenses assumed by the Distributor and its affiliates was $725,506.

Note 4

For the year ended June 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $266,196,949, and $304,513,078, respectively.

Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class C and Class R shares, and 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares and 0.25% of average net assets for Class R shares. From July 1, 2002, to August 31, 2002, the fund paid annual service and distribution fees of 1.00% of average daily net assets for Class B shares, respectively. Effective September 1, 2002, the annual service amd distribution fees paid by Class B shares were voluntarily reduced to 0.00%. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2003, fees pursuant to such plans amounted to $573,020, $750,556 and $130,287, $547,393 and $133 for Class A, Class B(1), Class B,
Class C and Class R shares, respectively. For Class A,

Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2003, there were $3,270,408 and $2,040,901 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and Class R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $177,145 and $192,519, respectively, on sales of Class A shares of the fund during the year ended June 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $208,412 and $4,860 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $149,548, $29,974 and $9,838 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6

PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended June 30, 2003.

During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on financial statements for such years.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At June 30, 2003, the Adviser held 8,292 Class R shares.

These transactions break down by share class as follows:

                                                                                       Years ended June 30
                                                               ------------------------------------------------------------------
                                                                            2003                              2002
                                                               ------------------------------------------------------------------
Class A                                                            Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       16,511,172      $219,930,478      11,533,843      $201,639,159
Issued upon reinvestment of distributions from capital gains         701,715         9,073,173         917,482        15,323,167
Shares redeemed                                                  (17,996,190)     (238,580,656)     (3,688,140)      (63,338,409)
                                                                 ------------     -------------     -----------     -------------
Net increase (decrease)                                             (783,303)      ($9,577,005)      8,763,185      $153,623,917
                                                                 ============     =============     ===========     =============

Class B(1)                                                         Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                        1,681,793       $22,282,651       4,423,088       $74,891,562
Issued upon reinvestment of distributions from capital gains         285,614         3,607,302         281,951         4,641,237
Shares redeemed                                                   (1,769,766)      (22,751,189)       (518,594)       (8,603,288)
                                                                 ------------     -------------     -----------     -------------
Net increase                                                         197,641        $3,138,764       4,186,445       $70,929,511
                                                                 ============     =============     ===========     =============

Class B                                                            Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          229,070        $3,090,221         970,493       $16,454,515
Issued upon reinvestment of distributions from capital gains         211,480         2,696,364         703,353        11,673,766
Shares redeemed                                                   (1,899,340)      (24,747,428)     (1,386,264)      (23,432,909)
                                                                 ------------     -------------     -----------     -------------
Net increase (decrease)                                           (1,458,790)     ($18,960,843)        287,582        $4,695,372
                                                                 ============     =============     ===========     =============

Class C                                                            Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                        1,686,696       $22,404,690       3,202,033       $54,857,968
Issued upon reinvestment of distributions from capital gains         158,706         2,013,985         150,278         2,480,717
Shares redeemed                                                   (1,414,209)      (18,205,253)       (301,307)       (4,960,121)
                                                                 ------------     -------------     -----------     -------------
Net increase                                                         431,193        $6,213,422       3,051,004       $52,378,564
                                                                 ============     =============     ===========     =============

Class R+                                                           Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            8,298          $100,075              --                --
Net increase                                                           8,298          $100,075              --                --
                                                                 ============     =============     ===========     =============

Class S                                                            Shares            Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          575,299        $7,706,183       1,096,124       $18,685,582)
Issued upon reinvestment of distributions from capital gains         104,940         1,364,224         276,631         4,632,420
Shares redeemed                                                     (945,646)      (12,632,630)     (1,133,135)      (18,811,753)
                                                                 ------------     -------------     -----------     -------------
Net increase (decrease)                                             (265,407)      ($3,562,223)        239,620        $4,506,249
                                                                 ============     =============     ===========     =============
---------------------------------------------------------------------------------------------------------------------------------

+ April 3, 2003 (commencement of share class) to June 30, 2003


                                    State Street Research Mid-Cap Value Fund  11

-------------
FINANCIAL
-------------
        Highlights

For a share outstanding throughout each year:


                                                                                    Class A - Years Ended June 30
                                                                     ---------------------------------------------------------------
                                                                     2003(a)       2002(a)       2001(a)      2000(a)     1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               16.63         18.53         13.68        15.80       16.80
                                                                   -------       -------       -------       ------     -------
   Net investment income ($)*                                         0.09          0.03          0.10         0.23        0.34
   Net realized and unrealized gain (loss) on investments ($)        (1.92)         0.46          5.62        (1.80)      (0.43)
                                                                   -------       -------       -------       ------     -------
Total from investment operations ($)                                 (1.83)         0.49          5.72        (1.57)      (0.09)
                                                                   -------       -------       -------       ------     -------
   Dividends from net investment income ($)                             --            --         (0.20)       (0.33)      (0.28)
   Distributions from capital gains ($)                              (0.72)        (2.39)        (0.67)       (0.22)      (0.63)
                                                                   -------       -------       -------       ------     -------
Total distributions ($)                                              (0.72)        (2.39)        (0.87)       (0.55)      (0.91)
                                                                   -------       -------       -------       ------     -------
Net asset value, end of year ($)                                     14.08         16.63         18.53        13.68       15.80
                                                                   =======       =======       =======       ======     =======
Total return (%)(b)                                                 (10.61)         2.96         43.49        (9.89)      (0.04)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                            194,034       242,113       107,448       68,019     114,235
Expense ratio (%)*                                                    1.30          1.26          1.27         1.27        1.22
Expense ratio after expense reductions (%)*                           1.29          1.25          1.25         1.26        1.21
Ratio of net investment income to average net assets (%)*             0.65          0.16          0.59         1.62        2.29
Portfolio turnover rate (%)                                          65.61         69.05        115.59        30.83       56.04
*Reflects voluntary reduction of expenses of these amounts (%)        0.18          0.15          0.28         0.23        0.05

                                                                                   Class B(1) - Years Ended June 30
                                                                     ---------------------------------------------------------------
                                                                     2003(a)       2002(a)       2001(a)      2000(a)     1999(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               16.32         18.35         13.58        15.70       14.94
                                                                    ------        ------        ------       ------       -----
   Net investment income (loss) ($)*                                 (0.01)        (0.09)        (0.03)        0.13        0.11
   Net realized and unrealized gain (loss) on investments ($)        (1.87)         0.45          5.60        (1.80)       0.75
                                                                    ------        ------        ------       ------       -----
Total from investment operations ($)                                 (1.88)         0.36          5.57        (1.67)       0.86
                                                                    ------        ------        ------       ------       -----
   Dividends from net investment income ($)                             --            --         (0.13)       (0.23)      (0.10)
   Distributions from capital gains ($)                              (0.72)        (2.39)        (0.67)       (0.22)       0.00
                                                                    ------        ------        ------       ------       -----
Total distributions ($)                                              (0.72)        (2.39)        (0.80)       (0.45)      (0.10)
                                                                    ------        ------        ------       ------       -----
Net asset value, end of year ($)                                     13.72         16.32         18.35        13.58       15.70
                                                                    ======        ======        ======       ======       =====
Total return (%)(b)                                                 (11.13)         2.20         42.51       (10.59)       5.81 (d)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             79,536        91,416        25,957       10,043       7,454
Expense ratio (%)*                                                    2.00          1.96          1.97         2.01        1.86 (e)
Expense ratio after expense reductions (%)*                           1.99          1.95          1.95         2.00        1.85 (e)
Ratio of net investment income (loss) to average net assets (%)*     (0.05)        (0.52)        (0.18)        0.92        1.46 (e)
Portfolio turnover rate (%)                                          65.61         69.05        115.59        30.83       56.04
*Reflects voluntary reduction of expenses of these amounts (%)        0.18          0.14          0.28         0.23        0.05 (e)

                                                                                   Class B - Years Ended June 30
                                                                     ---------------------------------------------------------------
                                                                     2003(a)       2002(a)       2001(a)      2000(a)     1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               16.41         18.44         13.63        15.74       16.74
                                                                    ------        ------        ------       ------     -------
   Net investment income (loss) ($)*                                  0.09         (0.10)        (0.01)        0.12        0.23
   Net realized and unrealized gain (loss) on investments ($)        (1.87)         0.46          5.61        (1.79)      (0.43)
                                                                    ------        ------        ------       ------     -------
Total from investment operations ($)                                 (1.78)         0.36          5.60        (1.67)      (0.20)
                                                                    ------        ------        ------       ------     -------
   Dividends from net investment income ($)                             --            --         (0.12)       (0.22)      (0.17)
   Distributions from capital gains ($)                              (0.72)        (2.39)        (0.67)       (0.22)      (0.63)
                                                                    ------        ------        ------       ------     -------
Total distributions ($)                                              (0.72)        (2.39)        (0.79)       (0.44)      (0.80)
                                                                    ------        ------        ------       ------     -------
Net asset value, end of year ($)                                     13.91         16.41         18.44        13.63       15.74
                                                                    ======        ======        ======       ======     =======
Total return (%)(b)                                                 (10.44)         2.19         42.59       (10.59)      (0.80)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             54,909        88,710        94,358       76,308      141,559
Expense ratio (%)*                                                    1.21          1.96          1.97         2.01        1.97
Expense ratio after expense reductions (%)*                           1.20          1.95          1.95         2.00        1.96
Ratio of net investment income (loss) to average net assets (%)*      0.69         (0.58)        (0.08)        0.87        1.54
Portfolio turnover rate (%)                                          65.61         69.05        115.59        30.83       56.04
*Reflects voluntary reduction of expenses of these amounts (%)        0.16          0.18          0.28         0.23        0.05

                                                                                    Class C - Years Ended June 30
                                                                     ---------------------------------------------------------------
                                                                     2003(a)        2002(a)      2001(a)      2000(a)     1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               16.38          18.40        13.61        15.71       16.71
                                                                    ------         ------       ------       ------      ------
   Net investment income (loss) ($)*                                 (0.01)         (0.08)       (0.01)        0.12        0.23
   Net realized and unrealized gain (loss) on investments ($)        (1.87)          0.45         5.59        (1.79)      (0.43)
                                                                    ------         ------       ------       ------      ------
Total from investment operations ($)                                 (1.88)          0.37         5.58        (1.67)      (0.20)
                                                                    ------         ------       ------       ------      ------
   Dividends from net investment income ($)                             --             --        (0.12)       (0.21)      (0.17)
   Distributions from capital gains ($)                              (0.72)         (2.39)       (0.67)       (0.22)      (0.63)
                                                                    ------         ------       ------       ------      ------
Total distributions ($)                                              (0.72)         (2.39)       (0.79)       (0.43)      (0.80)
                                                                    ------         ------       ------       ------      ------
Net asset value, end of year ($)                                     13.78          16.38        18.40        13.61       15.71
                                                                    ======         ======       ======       ======      ======
Total return (%)(b)                                                 (11.09)          2.25        42.48       (10.57)      (0.78)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             58,499         62,505       14,062       10,661      24,027
Expense ratio (%)*                                                    2.00           1.96         1.97         2.01        1.97
Expense ratio after expense reductions (%)*                           1.99           1.95         1.95         2.00        1.96
Ratio of net investment income (loss) to average net assets (%)*     (0.04)         (0.51)       (0.09)        0.86        1.54
Portfolio turnover rate (%)                                          65.61          69.05       115.59        30.83       56.04
*Reflects voluntary reduction of expenses of these amounts (%)        0.19           0.13         0.28         0.23        0.05

                                                                     Class R
                                                                    ----------
                                                                    2003(a)(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                             12.06
                                                                   -------
   Net investment income ($)*                                         0.03
   Net realized and unrealized gain on investments ($)                2.00
                                                                   -------
Total from investment operations ($)                                  2.03
                                                                   -------
Net asset value, end of period ($)                                   14.09
                                                                   =======
Total return (%)(b)                                                  16.83

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                              117
Expense ratio (%)*                                                    1.50
Expense ratio after expense reductions (%)*                           1.50
Ratio of net investment income to average net assets (%)*             0.83
Portfolio turnover rate (%)                                          65.61
*Reflects voluntary reduction of expenses of these amounts (%)        0.15

                                                                                    Class S - Years Ended June 30
                                                                     ---------------------------------------------------------------
                                                                     2003(a)        2002(a)      2001(a)      2000(a)     1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               16.68          18.54        13.68        15.79       16.80
                                                                    ------         ------       ------       ------      ------
   Net investment income ($)*                                         0.12           0.07         0.15         0.27        0.38
   Net realized and unrealized gain (loss) on investments ($)        (1.89)          0.46         5.62        (1.79)      (0.44)
                                                                    ------         ------       ------       ------      ------
Total from investment operations ($)                                 (1.77)          0.53         5.77        (1.52)      (0.06)
                                                                    ------         ------       ------       ------      ------
   Dividends from net investment income ($)                             --             --        (0.24)       (0.37)      (0.32)
   Distributions from capital gains ($)                              (0.72)         (2.39)       (0.67)       (0.22)      (0.63)
                                                                    ------         ------       ------       ------      ------
Total distributions ($)                                              (0.72)         (2.39)       (0.91)       (0.59)      (0.95)
                                                                    ------         ------       ------       ------      ------
Net asset value, end of year ($)                                     14.19          16.68        18.54        13.68       15.79
                                                                    ======         ======       ======       ======      ======
Total return %(b)                                                   (10.21)          3.20        43.89        (9.58)       0.15

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             26,099         35,116       34,577       22,994      40,750
Expense ratio (%)*                                                    1.00           0.96         0.97         1.01        0.97
Expense ratio after expense reductions (%)*                           0.99           0.95         0.95         1.00        0.96
Ratio of net investment income to average net assets (%)*             0.93           0.42         0.90         1.87        2.56
Portfolio turnover rate (%)                                          65.61          69.05       115.59        30.83       56.04
*Reflects voluntary reduction of expenses of these amounts (%)        0.18           0.19         0.28         0.23        0.04

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class), to June 30, 1999

(d) Not annualized

(e) Annualized

(f) April 3, 2003 (commencement of share class), to June 30, 2003.


                                    State Street Research Mid-Cap Value Fund  13

-------------------------
INDEPENDENT AUDITORS'
-------------------------
                  Report

To the Board of Trustees and Shareholders of State Street Research Mid-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Mid-Cap Value Fund (the "fund"), a series of State Street Research Equity Trust, as of June 30, 2003, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the year ended June 30, 2003. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2002, and the financial highlights for each of the years in the four-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the fund as of June 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 5, 2003

-------------------------
TRUSTEES AND OFFICERS
-------------------------
         State Street Research Equity Trust

                                                                                            Number of Funds
Name,             Position(s) Term of Office                                                in Fund Complex           Other
Address            Held with  and Length of            Principal Occupations                  Overseen by      Directorships Held
and Age(a)            Fund    Time Served(b)            During Past 5 Years                Trustee/Officer(c)  by Trustee/Officer
====================================================================================================================================
Independent Trustees
Bruce R. Bond       Trustee      Since     Retired; formerly Chairman of the Board, Chief          19     Ceridian Corporation
(57)                             1999      Executive Officer and President, PictureTel
                                           Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban     Trustee      Since     Retired; formerly Senior Vice President for Finance     55     Metropolitan Series Fund,
(65)                             1997      and Operations and Treasurer, The Pennsylvania State           Inc.(d)
                                           University
------------------------------------------------------------------------------------------------------------------------------------
Dean O. Morton      Trustee      Since     Retired; formerly Executive Vice President, Chief       55     The Clorox Company;
(71)                             1986      Operating Officer and Director, Hewlett-Packard                KLA-Tencor Corporation;
                                           Company (computer manufacturer)                                BEA Systems, Inc.;
                                                                                                          Cepheid; Pharsight
                                                                                                          Corporation; and
                                                                                                          Metropolitan Series
                                                                                                          Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips   Trustee      Since     Dean, School of Business and Public Management,         19     The Kroger Co.
(58)                             1999      George Washington University; formerly a member of
                                           the Board of Governors of the Federal Reserve System;
                                           and Chairman and Commissioner of the Commodity
                                           Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt     Trustee      Since     President, Founders Investments Ltd. (investments);     55     A.P. Pharma, Inc.; and
(65)                             1993      formerly President, The Glen Ellen Company (private            Metropolitan Series Fund,
                                           investment firm)                                               Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.          Trustee      Since     Jay W. Forrester Professor of Management, Sloan         55     Metropolitan Series Fund,
Scott Morton (66)                1987      School of Management, Massachusetts Institute of               Inc.(d)
                                           Technology
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey     Trustee      Since     Attorney; formerly Partner, Dechert (law firm)          19     SEI Investments Funds
(72)                             2002                                                                     (consisting of 104
                                                                                                          portfolios); and The
                                                                                                          Massachusetts Health &
                                                                                                          Education Tax-Exempt Trust
====================================================================================================================================
Interested Trustees

Richard S. Davis(+) Trustee      Since     Chairman of the Board, President and Chief Executive    19     None
(57)                             2000      Officer of State Street Research & Management
                                           Company; formerly Senior Vice President, Fixed Income
                                           Investments, Metropolitan Life Insurance Company
====================================================================================================================================
Officers

Anthony Forcione    Vice         Since     Vice President of State Street Research & Management    3      None
(33)                President    2003      Company; formerly associate portfolio manager and
                                           equity analyst, State Street Research & Management
                                           Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin      Vice         Since     Managing Director and Chief Investment                  18     None
(44)                President    2002      Officer-Equities of State Street Research &
                                           Management Company; formerly Chief Investment
                                           Officer-U.S. Growth Equities, American Century; and
                                           Senior Vice President and portfolio manager, Putnam
                                           Investments
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo    Vice         Since     Managing Director, Chief Financial Officer and          19     None
(48)                President    2001      Director of State Street Research & Management
                                           Company; formerly Executive Vice President, State
                                           Street Research & Management Company; and Senior Vice
                                           President, Product and Financial Management, MetLife
                                           Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III  Vice         Since     Senior Vice President of State Street Research &        3      None
(51)                President    1990      Management Company
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Zuger (55) Vice         Since     Managing Director of State Street Research &            3      None
                    President    1998      Management Company; formerly Senior Vice President,
                                           State Street Research & Management Company; and
                                           portfolio manager and Vice President, American
                                           Century Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich   Treasurer    Since     Senior Vice President and Treasurer of State Street     19     None
(46)                             2001      Research & Management Company; formerly Vice
                                           President and Assistant Treasurer, State Street
                                           Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.          Secretary    Since     Managing Director, General Counsel and Secretary of     19     None
McNamara, III (48)               1995      State Street Research & Management Company; formerly
                                           Executive Vice President, State Street Research &
                                           Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                    State Street Research Mid-Cap Value Fund  15

[LOGO] STATE STREET RESEARCH
       One Financial Center
       Boston, MA 02111-2690

                                                                ----------------
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                                                                  U.S. POSTAGE
                                                                      PAID
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                                                                   HUDSON, MA
                                                                ----------------

--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876
           Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after September 30, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0804)SSR-LD

                                                                    MV-2185-0803

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Large-Cap Value Fund

June 30, 2003

                                                   Annual Report to Shareholders

FROM THE CHAIRMAN
     State Street Research

Table of Contents

 3  Performance Discussion
 6  Portfolio Holdings and Financial Statements
12  Financial Highlights
14  Independent Auditors' Report
15  Trustees and Officers

During the 12-month period ended June 30, 2003, uncertainty plagued the economy and the markets as concerns about corporate accounting and management scandals were replaced by fears about the impact of war in Iraq. Despite the Federal Reserve Board's efforts to stimulate a meaningful economic recovery through lower short-term interest rates, and another round of federal tax cuts, the first nine months of the reporting period were a disappointment all around. The most disturbing news concerned the unemployment rate, which ended the period at 6.4%--the highest it has been in nine years.

Yet, the economy managed to hold on to single-digit growth as consumers continued to spend. Housing and auto sales remained strong throughout the period. Corporate profits turned up in 2003; and by midyear, most economic observers believed the economy was on track for a second-half rebound.

Stocks Zig-Zagged before They Moved Higher

The stock market got off to a strong start early in the period, then headed downward as economic news turned sour in the fall. A rally at the end of 2002 gave investors hope that the bear market was finally behind us. But the first quarter of 2003 brought more bad news as investors backed away from stocks in the build-up to war. Finally, in the second quarter of 2003 stocks staged an impressive rally.

Bonds Led the Way

As investors sought a safe haven from risk and uncertainty in the first half of the period, the highest-quality segments of the U.S. bond market were the top performers. However, as investors expressed a willingness to add risk to their portfolios in the second half of the period, lower-quality segments staged an impressive comeback. High-yield bonds led the way while mortgage bonds lagged as falling interest rates precipitated an increase in mortgage prepayment activity. Municipal bonds held their own, but faced concerns about budget deficits and revenue short falls.

Looking Ahead

A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research funds.

Sincerely,

/s/ Richard S. Davis
--------------------
Richard S. Davis
Chairman

June 30, 2003

-------------
PERFORMANCE
-------------
         Discussion as of June 30, 2003

How State Street Research Large-Cap Value Fund Performed

State Street Research Large-Cap Value Fund returned -0.67% for the 12-month period ended June 30, 2003.(1) That was better than the Russell 1000(R) Value Index, which returned -1.02% over the same period.(2) The fund also outperformed the Lipper Large-Cap Value Funds Average, which was -2.39% for the period.(3)

Reasons for the Fund's Performance

Although we are always disappointed to report negative performance, we are pleased that the fund's losses were limited and less than those of its benchmark or peer group. The fund's focus on less-defensive large-cap value stocks hurt performance in the first half of the period but helped in the second half, as investors were attracted to deeply undervalued issues with substantial return potential.

Good stock selection in the Consumer Discretionary sector helped performance. Home Depot, Cendant and Liberty Media all posted double-digit gains. Cendant, owner of Days Inn, Avis Car Rentals and Century 21, announced that it would post strong second-quarter earnings. Home Depot's gains were driven by low interest rates. Cable television service provider Liberty Media reported good performance for its cable networks and a plan to buy back $1 billion of stock. In addition, conglomerate holding company Tyco International aided returns as investor confidence improved in the wake of its corporate scandals.

Weak stock selection in the Health Care, Transportation and Materials & Processing sectors offset some of these gains. While pharmaceutical company Pharmacia was strong, HCA's share price suffered a double-digit decline as investors worried about the deterioration in hospital admissions and downward pricing pressure being exerted by HMOs. The Transportation sector was a relatively small weighting, but losses by AMR, the parent company of American Airlines, and auto-parts manufacturer Delphi Automotive detracted from returns. In Materials & Processing, Alcoa, International Paper and Rohm & Haas lost ground as industrial spending remained low.

Looking Ahead

The stock market has enjoyed a strong recovery supported by fiscal and monetary policy designed to stimulate the economy. Any improvement in business activity should provide additional support for stock prices. However, further advances may be limited by concerns that stock valuations are already high.

Top 10 Holdings
----------------------------------------------------
Issuer/Security               % of fund net assets

 1  Citigroup                         3.9%
    ------------------------------------------------
 2  McDonald's                        2.4%
    ------------------------------------------------
 3  Bank of America                   2.3%
    ------------------------------------------------
 4  PPL                               2.2%
    ------------------------------------------------
 5  Cendant                           2.1%
    ------------------------------------------------
 6  National City                     2.1%
    ------------------------------------------------
 7  Tyco International                2.1%
    ------------------------------------------------
 8  ChevronTexaco                     2.0%
    ------------------------------------------------
 9  ExxonMobil                        2.0%
    ------------------------------------------------
10  BellSouth                         2.0%
    ------------------------------------------------
    Total                            23.1%

Performance: Class A
----------------------------------------------------
Fund average annual total return as of 6/30/03(4,5)
(does not reflect sales charge)

    1 Year          5 Years         10 Years
    -0.67%          -0.63%            9.26%
----------------------------------------------------
Russell 1000 Value Index as of 6/30/03(2)

    1 Year          5 Years         10 Years
    -1.02%           1.05%           10.68%
----------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.
(2) The Russell 1000 Value Index contains those stocks in the Russell 1000(R) Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.
(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5) Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

                                   State Street Research Large-Cap Value Fund  3

-------------
PERFORMANCE
-------------
         Discussion as of June 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

Class A

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          -0.67%        -3.10%       142.35%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     -6.38%        -8.67%       128.41%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     -6.38%        -1.80%         8.61%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

       Class A    Russell 1000 Value Index
"93"      9425             10000
"94"      9513             10162
"95"     11257             12238
"96"     14109             15252
"97"     18470             20313
"98"     23572             26170
"99"     25836             30453
"00"     22301             27735
"01"     26651             30602
"02"     22996             27862
"03"     22841             27576

Class B(1)

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          -1.40%        -6.57%       125.92%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     -6.30%        -7.76%       125.92%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     -6.30%        -1.60%         8.49%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

       Class B(1)  Russell 1000 Value Index
"93"     10000             10000
"94"     10037             10162
"95"     11813             12238
"96"     14695             15252
"97"     19090             20313
"98"     24182             26170
"99"     26311             30453
"00"     22540             27735
"01"     26745             30602
"02"     22912             27862
"03"     22592             27576

Class B (closed)

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          -1.32%        -6.50%       126.11%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     -6.22%        -7.69%       126.11%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     -6.22%        -1.59%         8.50%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

        Class B (closed)   Russell 1000 Value Index
"93"         10000                  10000
"94"         10037                  10162
"95"         11813                  12238
"96"         14695                  15252
"97"         19090                  20313
"98"         24182                  26170
"99"         26314                  30453
"00"         22547                  27735
"01"         26755                  30602
"02"         22913                  27862
"03"         22611                  27576

Class C

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          -1.32%        -6.59%       126.02%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     -2.30%        -6.59%       126.02%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     -2.30%        -1.35%         8.50%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

        Class C   Russell 1000 Value Index
"93"     10000             10000
"94"     10045             10162
"95"     11805             12238
"96"     14686             15252
"97"     19082             20313
"98"     24196             26170
"99"     26328             30453
"00"     22563             27735
"01"     26782             30602
"02"     22903             27862
"03"     22602             27576

Class S

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          -0.37%        -1.65%       149.88%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     -0.37%        -1.65%       149.88%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     -0.37%        -0.33%         9.59%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

        Class S   Russell 1000 Value Index
"93"     10000             10000
"94"     10141             10162
"95"     12050             12238
"96"     15142             15252
"97"     19865             20313
"98"     25407             26170
"99"     27907             30453
"00"     24161             27735
"01"     28966             30602
"02"     25081             27862
"03"     24988             27576

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The Russell 1000 Value Index contains those stocks within the Russell 1000(R) Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                   State Street Research Large-Cap Value Fund  5

-------------
PORTFOLIO
-------------
       Holdings

June 30, 2003

Issuer                                               Shares         Value
----------------------------------------------------------------------------
Common Stocks 98.2%

Automobiles & Transportation 2.2%
Automotive Parts 1.2%
Delphi Automotive Systems Corp. ...............       155,200   $  1,339,376
                                                                ------------
Railroads 1.0%
Burlington Northern Santa Fe Corp. ............        35,800      1,018,152
                                                                ------------
Total Automobiles & Transportation ..........................      2,357,528
                                                                ------------
Consumer Discretionary 20.5%
Commercial Services 3.7%
Cendant Corp.* ................................       124,800      2,286,336
Waste Management Inc. .........................        72,700      1,751,343
                                                                ------------
                                                                   4,037,679
                                                                ------------
Communications, Media & Entertainment 5.8%
General Motors Corp. Cl. H* ...................       168,600      2,159,766
Liberty Media Corp.* ..........................       188,600      2,180,216
Walt Disney Co. ...............................        96,800      1,911,800
                                                                ------------
                                                                   6,251,782
                                                                ------------
Consumer Products 1.9%
Kimberly-Clark Corp. ..........................        40,000      2,085,600
                                                                ------------
Leisure Time 2.0%
Carnival Corp. ................................        65,400      2,126,154
                                                                ------------
Restaurants 2.4%
McDonald's Corp. ..............................       119,100      2,627,346
                                                                ------------
Retail 4.7%
Federated Department Stores Inc. ..............        53,000      1,953,050
Gap Inc. ......................................        62,400      1,170,624
Home Depot Inc. ...............................        59,600      1,973,952
                                                                ------------
                                                                   5,097,626
                                                                ------------
Total Consumer Discretionary ................................     22,226,187
                                                                ------------
Consumer Staples 5.8%
Drug & Grocery Store Chains 3.8%
CVS Corp. .....................................        69,400      1,945,282
Kroger Co.* ...................................       130,900      2,183,412
                                                                ------------
                                                                   4,128,694
                                                                ------------
Foods 1.2%
Sara Lee Corp. ................................        72,200      1,358,082
                                                                ------------
Tobacco 0.8%
Altria Group Inc. .............................        19,000        863,360
                                                                ------------
Total Consumer Staples ......................................      6,350,136
                                                                ------------

Issuer                                               Shares         Value
----------------------------------------------------------------------------
Financial Services 27.2%
Banks & Savings & Loan 12.6%
Bank of America Corp. .........................        31,300   $  2,473,639
Bank of New York Co., Inc. ....................        73,900      2,124,625
FleetBoston Financial Corp. ...................        55,400      1,645,934
J.P. Morgan Chase & Co. .......................        33,300      1,138,194
National City Corp. ...........................        69,000      2,256,990
PNC Financial Corp. ...........................        38,800      1,893,828
US Bancorp ....................................        89,200      2,185,400
                                                                ------------
                                                                  13,718,610
                                                                ------------
Insurance 5.6%
American International Group Inc. .............        34,800      1,920,264
Hartford Financial Services Group Inc. ........        41,700      2,100,012
XL Capital Ltd. Cl. A .........................        24,400      2,025,200
                                                                ------------
                                                                   6,045,476
                                                                ------------
Miscellaneous Financial 9.0%
Citigroup, Inc. ...............................        98,900      4,232,920
Federal National Mortgage Association .........        12,500        843,000
Marsh & McLennan Companies Inc. ...............        15,700        801,799
MBNA Corp. ....................................        94,800      1,975,632
Morgan Stanley Inc. ...........................        45,400      1,940,850
                                                                ------------
                                                                   9,794,201
                                                                ------------
Total Financial Services ....................................     29,558,287
                                                                ------------
Health Care 6.0%
Drugs & Biotechnology 4.1%
Baxter International Inc. .....................        50,700      1,318,200
Bristol-Myers Squibb Co. ......................        44,000      1,194,600
Schering-Plough Corp. .........................        28,300        526,380
Wyeth Inc. ....................................        31,400      1,430,270
                                                                ------------
                                                                   4,469,450
                                                                ------------
Health Care Facilities 1.9%
HCA Inc. ......................................        64,800      2,076,192
                                                                ------------
Total Health Care ...........................................      6,545,642
                                                                ------------

Integrated Oils 7.6%
Integrated International 7.6%
BP PLC ADR ....................................        43,464      1,826,357
ChevronTexaco Corp. ...........................        30,651      2,213,002
ExxonMobil Corp. ..............................        61,200      2,197,692
Unocal Corp. ..................................        69,500      1,993,955
                                                                ------------
Total Integrated Oils .......................................      8,231,006
                                                                ------------
Materials & Processing 6.3%
Chemicals 2.6%
E.I. du Pont de Nemours & Co. .................        29,700      1,236,708
Rohm & Haas Co. ...............................        52,000      1,613,560
                                                                ------------
                                                                   2,850,268
                                                                ------------
Non-Ferrous Metals 2.0%
Alcoa Inc. ....................................        83,600      2,131,800
                                                                ------------
Paper & Forest Products 1.7%
International Paper Co. .......................        52,200      1,865,106
                                                                ------------
Total Materials & Processing ................................      6,847,174
                                                                ------------
Other 4.3%
Multi-Sector 4.3%
General Electric Co. ..........................        26,700        765,756
Honeywell International Inc. ..................        60,000      1,611,000
Tyco International Ltd. .......................       118,300      2,245,334
                                                                ------------
Total Other .................................................      4,622,090
                                                                ------------


6  The notes are an integral part of the financial statements.

Issuer                                               Shares         Value
----------------------------------------------------------------------------
Other Energy 4.5%
Offshore Drilling 1.4%
Transocean Inc. ...............................        67,200   $  1,476,384
                                                                ------------
Oil & Gas Producers 1.5%
Anadarko Petroleum Corp. ......................        36,800      1,636,496
                                                                ------------
Oil Well Equipment & Services 1.6%
Halliburton Co. ...............................        76,100      1,750,300
                                                                ------------
Total Other Energy ..........................................      4,863,180
                                                                ------------
Producer Durables 3.4%
Aerospace 3.4%
Boeing Co. ....................................        46,800      1,606,176
United Technologies Corp. .....................        30,300      2,146,149
                                                                ------------
Total Producer Durables .....................................      3,752,325
                                                                ------------
Technology 2.7%
Computer Software 0.8%
Microsoft Corp. ...............................        32,100        822,081
                                                                ------------
Electronics: Semiconductors/Components 1.9%
Intel Corp. ...................................       100,200      2,082,557
                                                                ------------
Total Technology ............................................      2,904,638
                                                                ------------
Utilities 7.7%
Electrical 2.2%
PPL Corp. .....................................        54,900      2,360,700
                                                                ------------
Telecommunications 5.5%
BellSouth Corp. ...............................        82,500      2,196,975
SBC Communications Inc. .......................        77,800      1,987,790
Verizon Communications Inc. ...................        47,200      1,862,040
                                                                ------------
                                                                   6,046,805
                                                                ------------
Total Utilities .............................................      8,407,505
                                                                ------------
Total Common Stocks (Cost $101,321,871) .....................    106,665,698
                                                                ------------
Short-Term Investments 0.3%
State Street Navigator Securities Lending
Prime Portfolio ...............................       336,804        336,804
                                                                ------------
Total Short Term Investments (Cost $336,804) ................        336,804
                                                                ------------

                               Maturity            Amount of
Issuer                           Date              Principal         Value
--------------------------------------------------------------------------------
Commercial Paper 2.5%
American Express
Credit Corp., 0.90%           7/01/2003            $2,693,000   $  2,693,000
                                                                ------------
Total Commercial Paper (Cost $2,693,000) ....................      2,693,000
                                                                ------------

                                                      % of
                                                   Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments (Cost $104,351,675) ...............       101.0%     109,695,502
Cash and Other Assets, Less Liabilities .......        (1.0%)     (1,061,263)
                                                   ----------   ------------
Net Assets ....................................       100.0%    $108,634,239
                                                   ==========   ============

KEY TO SYMBOLS

*    Denotes a security which has not paid a dividend during the last year.

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

Federal Income Tax Information

At June 30, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $106,223,637 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value
over tax cost                                                    $12,331,570

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax
cost over value                                                   (8,859,705)
                                                                ------------
                                                                 $ 3,471,865
                                                                ============

The notes are an integral part of the financial statements.

                                   State Street Research Large-Cap Value Fund  7

------------
FINANCIAL
------------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2003

Assets
Investments (Cost $104,351,675) (Note 1) ..............   $109,695,502
Cash ..................................................         75,571
Receivable for securities sold ........................        497,036
Dividends receivable ..................................        141,457
Receivable for fund shares sold .......................         61,937
Other assets ..........................................         18,622
                                                          ------------
                                                           110,490,125

Liabilities

Payable for securities purchased ......................        913,789
Payable for collateral received on securities loaned ..        336,804
Payable for fund shares redeemed ......................        237,663
Accrued transfer agent and shareholder service fees ...        165,685
Accrued management fee ................................         61,816
Accrued distribution and service fees .................         52,621
Accrued administration fee ............................          7,663
Accrued trustees' fees ................................          2,856
Other accrued expenses ................................         76,989
                                                          ------------
                                                             1,855,886
                                                          ------------
Net Assets ............................................   $108,634,239
                                                          ============

Net Assets consist of:
Undistributed net investment income ...................       $652,208
Unrealized appreciation of investments ................      5,343,827
Accumulated net realized loss .........................    (23,215,586)
Paid in capital .......................................    125,853,790
                                                          ------------
                                                          $108,634,239
                                                          ============

                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class      Net Assets   [divided by]   Number of Shares    =    NAV

A          $55,021,917                    4,127,188            $13.33*
B(1)       $20,564,772                    1,627,279            $12.64**
B          $17,843,628                    1,407,619            $12.68**
C           $4,051,748                      319,771            $12.67**
S          $11,152,174                      835,248            $13.35

*  Maximum offering price per share = $14.14 ($13.33 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2003

Investment Income
Dividends, net of foreign taxes of $9,360 (Note 1) ....     $2,275,597
Interest (Note 1) .....................................         35,160
                                                          ------------
                                                             2,310,757
Expenses
Management fee (Note 2) ...............................        688,054
Transfer agent and shareholder service fees (Note 2) ..        500,006
Custodian fee .........................................         92,841
Administration fee ....................................         79,559
Distribution and service fees - Class A (Note 5) ......        159,932
Distribution and service fees - Class B(1) (Note 5) ...        192,428
Distribution and service fees - Class B (Note 5) ......        189,592
Distribution and service fees - Class C (Note 5) ......         39,993
Audit fee .............................................         30,492
Registration fees .....................................         25,356
Trustees' fees (Note 2) ...............................         15,569
Reports to shareholders ...............................          7,818
Legal fees ............................................          4,781
Miscellaneous .........................................         12,906
                                                          ------------
                                                             2,039,327
Expenses borne by the distributor (Note 3) ............       (398,838)
Fees paid indirectly (Note 2) .........................         (4,117)
                                                          ------------
                                                             1,636,372
                                                          ------------
Net investment income .................................        674,385
                                                          ------------

Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investments (Notes 1 and 4) ......    (21,570,942)
Change in unrealized appreciation of investments ......     15,523,789
                                                          ------------
Net loss on investments ...............................     (6,047,153)
                                                          ------------
Net decrease in net assets resulting from operations ..    ($5,372,768)
                                                          ============


8  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Years ended June 30
                                         -------------------------------
                                              2003            2002
                                         -------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income .................   $    674,385    $    129,048
Net realized loss on investments ......    (21,570,942)       (669,160)
Change in unrealized appreciation
 (depreciation) of investments ........     15,523,789     (20,632,791)
                                         -------------------------------
Net decrease resulting from
 operations ...........................     (5,372,768)    (21,172,903)
                                         -------------------------------
Dividends from net investment
 income:
 Class A ..............................        (77,647)        (42,101)
 Class S ..............................        (41,064)        (25,121)
                                         -------------------------------
                                              (118,711)        (67,222)
                                         -------------------------------
Distributions from capital gains:
 Class A ..............................       (280,040)     (4,443,921)
 Class B(1) ...........................       (110,039)     (1,219,746)
 Class B ..............................       (106,747)     (2,411,917)
 Class C ..............................        (23,227)       (235,607)
 Class S ..............................        (48,447)     (1,243,820)
                                         -------------------------------
                                              (568,500)     (9,555,011)
                                         -------------------------------
Net increase (decrease) from fund
 share transactions (Note 7) ..........    (21,793,210)     31,357,826
                                         -------------------------------
Total increase (decrease) in net assets    (27,853,189)        562,690
Net Assets
Beginning of year .....................    136,487,428     135,924,738
                                         -------------------------------
End of year (including undistributed
 net investment income of
 $652,208 and $115,242,
 respectively) ........................   $108,634,239    $136,487,428
                                         ===============================

Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2003

Note 1

State Street Research Large-Cap Value Fund is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital and secondarily, income. Under normal market conditions, the fund invests at least 80% of its net assets in large-cap value stocks. These may include common and preferred stocks, convertible securities and warrants. In keeping its secondary goal the fund also considers a company's potential for paying dividends.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest

The notes are an integral part of the financial statements.


                                   State Street Research Large-Cap Value Fund  9

--------------------------------------------------------------------------------

income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the fund in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $601,250 as ordinary income dividends and $85,961 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At June 30, 2003, the fund had a capital loss carryforward of $10,212,833 available, to the extent provided in regulations, to offset future capital gains, if any, which expire on June 30, 2011.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001, through June 30, 2002, the fund incurred net capital losses of approximately $580,000 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2003. From November 1, 2002, through June 30, 2003, the fund incurred net capital losses of approximately $11,131,000 and intends to defer and treat such losses as arising in the fiscal year ended June 30, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to litigation settlements. At June 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and post-October losses. At June 30, 2003, the tax basis distributable earnings were $652,208 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2003, the value of the securities loaned and the value of collateral were $344,866 and $336,804 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended June 30, 2003, income from securities lending amounted to $617 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2003, the fees pursuant to such agreement amounted to $688,054. State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2003, the amount of such expenses allocated to the fund was $219,090.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2003, the fund's transfer agent fees were reduced by $4,117 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,569 during the year ended June 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2003, the amount of such expenses was $79,559.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended June 30, 2003, the amount of such expenses assumed by the Distributor and its affiliates was $398,838.

Note 4

For the year ended June 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $47,942,616, and $70,596,508, respectively.

Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2003, fees pursuant to such plans amounted to $159,932, $192,428, $189,592 and $39,993 for Class A, Class B(1), Class B and
Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2003, there were $943,888 and $1,295,463 for Class A and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $17,677 and $71,260, respectively, on sales of Class A shares of the fund during the year ended June 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $96,713 and $1,090 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $47,461, $3,422 and $842 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6

PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended June 30, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Pricewaterhouse-Coopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                    Years ended June 30
                                                             ------------------------------------------------------------------
                                                                             2003                           2002
                                                             ------------------------------------------------------------------
Class A                                                             Shares         Amount           Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       1,338,466     $16,244,850       2,212,070     $32,837,941
Issued upon reinvestment of:
  Dividends from net investment income                                5,706          67,840           2,545          39,066
  Distributions from capital gains                                   21,268         252,877         271,624       4,169,409
Shares redeemed                                                  (2,274,592)    (26,921,235)     (1,235,676)    (18,174,670)
                                                                 -----------   -------------     -----------    ------------
Net increase (decrease)                                            (909,152)   ($10,355,668)      1,250,563     $18,871,746
                                                                 ===========   =============     ===========    ============

Class B(1)                                                          Shares         Amount           Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         462,820      $5,269,090         951,945     $13,653,601
Issued upon reinvestment of distributions from capital gains          8,970         101,452          81,339       1,192,045
Shares redeemed                                                    (610,993)     (6,800,769)       (253,281)     (3,556,193)
                                                                 -----------   -------------     -----------    ------------
Net increase (decrease)                                            (139,203)    ($1,430,227)        780,003     $11,289,453
                                                                 ===========   =============     ===========    ============

Class B                                                             Shares         Amount           Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          91,696      $1,061,499         255,992      $3,671,905
Issued upon reinvestment of distributions from capital gains          8,906         100,989         160,002       2,363,332
Shares redeemed                                                    (682,146)     (7,628,499)       (571,789)     (8,182,697)
                                                                 -----------   -------------     -----------    ------------
Net decrease                                                       (581,544)    ($6,466,011)       (155,795)    ($2,147,460)
                                                                 ===========   =============     ===========    ============

Class C                                                             Shares         Amount           Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         106,688      $1,208,529         293,437      $4,233,689
Issued upon reinvestment of distributions from capital gains          1,081          12,262          14,673         216,743
Shares redeemed                                                    (170,793)     (1,909,549)       (114,327)     (1,619,022)
                                                                 -----------   -------------     -----------    ------------
Net increase (decrease)                                             (63,024)      ($688,758)        193,783      $2,831,410
                                                                 ===========   =============     ===========    ============

Class S                                                             Shares         Amount           Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         282,020      $3,384,993         227,366      $3,414,572
Issued upon reinvestment of:
  Dividends from net investment income                                3,432          40,811           1,600          24,527
  Distributions from capital gains                                    4,050          48,150          80,984       1,241,493
Shares redeemed                                                    (565,941)     (6,326,500)       (282,183)     (4,167,915)
                                                                 -----------   -------------     -----------    ------------
Net increase (decrease)                                            (276,439)    ($2,852,546)         27,767        $512,677
                                                                 ===========   =============     ===========    ============


                                  State Street Research Large-Cap Value Fund  11

------------
FINANCIAL
------------
       Highlights

For a share outstanding throughout each year:


                                                                                    Class A - Years Ended June 30
                                                                   -----------------------------------------------------------------
                                                                      2003(a)      2002(a)      2001(a)      2000(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 13.51        16.84        14.57        21.30        21.68
                                                                      -------      -------      -------      -------      -------
  Net investment income ($)*                                            0.11         0.05         0.10         0.18         0.13
  Net realized and unrealized gain (loss) on investments ($)           (0.21)       (2.23)        2.71        (2.75)        1.64
                                                                      -------      -------      -------      -------      -------
Total from investment operations ($)                                   (0.10)       (2.18)        2.81        (2.57)        1.77
                                                                      -------      -------      -------      -------      -------
  Dividends from net investment income ($)                             (0.02)       (0.01)       (0.08)       (0.20)       (0.09)
  Distributions from capital gains ($)                                 (0.06)       (1.14)       (0.46)       (3.96)       (2.06)
                                                                      -------      -------      -------      -------      -------
Total distributions ($)                                                (0.08)       (1.15)       (0.54)       (4.16)       (2.15)
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year ($)                                       13.33        13.51        16.84        14.57        21.30
                                                                      =======      =======      =======      =======      =======
Total return (%)(b)                                                    (0.67)      (13.71)       19.50       (13.68)        9.61

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               55,022       68,034       63,751       52,086       76,943
Expense ratio (%)*                                                      1.31         1.31         1.31         1.27         1.26
Expense ratio after expense reductions (%)*                             1.30         1.30         1.29         1.26         1.25
Ratio of net investment income to average net assets (%)*               0.88         0.33         0.62         1.11         0.68
Portfolio turnover rate (%)                                            45.22        52.21        82.10        80.37       118.91
*Reflects voluntary reduction of expenses of these amounts (%)          0.38         0.39         0.32         0.24         0.05

                                                                                    Class B(1) - Years Ended June 30
                                                                   -----------------------------------------------------------------
                                                                      2003(a)      2002(a)      2001(a)      2000(a)      1999(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 12.89        16.21        14.09        20.76        18.66
                                                                      -------      -------      -------      -------      -------
  Net investment income (loss) ($)*                                     0.02        (0.05)       (0.02)        0.06         0.02
  Net realized and unrealized gain (loss) on investments ($)           (0.21)       (2.13)        2.61        (2.67)        2.09
                                                                      -------      -------      -------      -------      -------
Total from investment operations ($)                                   (0.19)       (2.18)        2.59        (2.61)        2.11
                                                                      -------      -------      -------      -------      -------
  Dividends from net investment income ($)                                --           --        (0.01)       (0.10)       (0.01)
  Distributions from capital gains ($)                                 (0.06)       (1.14)       (0.46)       (3.96)          --
                                                                      -------      -------      -------      -------      -------
Total distributions ($)                                                (0.06)       (1.14)       (0.47)       (4.06)       (0.01)
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year ($)                                       12.64        12.89        16.21        14.09        20.76
                                                                      =======      =======      =======      =======      =======
Total return (%)(b)                                                    (1.40)      (14.33)       18.66       (14.33)       11.30(d)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               20,565       22,769       15,995        7,504        4,244
Expense ratio (%)*                                                      2.01         2.01         2.01         2.01         2.01(e)
Expense ratio after expense reductions (%)*                             2.00         2.00         1.99         2.00         2.00(e)
Ratio of net investment income (loss) to average net assets (%)*        0.19        (0.38)       (0.12)        0.39         0.24(e)
Portfolio turnover rate (%)                                            45.22        52.21        82.10        80.37       118.91
*Reflects voluntary reduction of expenses of these amounts (%)          0.38         0.38         0.29         0.24         0.04(e)

                                                                                    Class B - Years Ended June 30
                                                                   -----------------------------------------------------------------
                                                                      2003(a)      2002(a)      2001(a)      2000(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 12.92        16.26        14.12        20.77        21.25
                                                                      -------      -------      -------      -------      -------
  Net investment income (loss) ($)*                                     0.02        (0.05)       (0.01)        0.06        (0.01)
  Net realized and unrealized gain (loss) on investments ($)           (0.20)       (2.15)        2.62        (2.67)        1.59
                                                                      -------      -------      -------      -------      -------
Total from investment operations ($)                                   (0.18)       (2.20)        2.61        (2.61)        1.58
                                                                      -------      -------      -------      -------      -------
  Dividends from net investment income ($)                                --           --        (0.01)       (0.08)          --
  Distributions from capital gains ($)                                 (0.06)       (1.14)       (0.46)       (3.96)       (2.06)
                                                                      -------      -------      -------      -------      -------
Total distributions ($)                                                (0.06)       (1.14)       (0.47)       (4.04)       (2.06)
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year ($)                                       12.68        12.92        16.26        14.12        20.77
                                                                      =======      =======      =======      =======      =======
Total return (%)(b)                                                    (1.32)      (14.36)       18.66       (14.33)        8.82

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               17,844       25,703       34,880       33,392       59,527
Expense ratio (%)*                                                      2.01         2.01         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                             2.00         2.00         1.99         2.00         2.00
Ratio of net investment income (loss) to average net assets (%)*        0.20        (0.36)       (0.07)        0.37        (0.06)
Portfolio turnover rate (%)                                            45.22        52.21        82.10        80.37       118.91

*Reflects voluntary reduction of expenses of these amounts (%)          0.38         0.40         0.33         0.24         0.05

                                                                                    Class C - Years Ended June 30
                                                                   -----------------------------------------------------------------
                                                                      2003(a)      2002(a)      2001(a)      2000(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 12.91        16.26        14.13        20.78        21.26
                                                                      -------      -------      -------      -------      -------
  Net investment income (loss) ($)*                                     0.02        (0.05)       (0.02)        0.06        (0.01)
  Net realized and unrealized gain (loss) on investments ($)           (0.20)       (2.16)        2.62        (2.66)        1.59
                                                                      -------      -------      -------      -------      -------
Total from investment operations ($)                                   (0.18)       (2.21)        2.60        (2.60)        1.58
                                                                      -------      -------      -------      -------      -------
  Dividends from net investment income ($)                                --           --        (0.01)       (0.09)          --
  Distributions from capital gains ($)                                 (0.06)       (1.14)       (0.46)       (3.96)       (2.06)
                                                                      -------      -------      -------      -------      -------
Total distributions ($)                                                (0.06)       (1.14)       (0.47)       (4.05)       (2.06)
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year ($)                                       12.67        12.91        16.26        14.13        20.78
                                                                      =======      =======      =======      =======      =======
Total return (%)(b)                                                    (1.32)      (14.48)       18.69       (14.30)        8.81

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                4,052        4,944        3,074        1,189        1,555
Expense ratio (%)*                                                      2.01         2.01         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                             2.00         2.00         1.99         2.00         2.00
Ratio of net investment income (loss) to average net assets (%)*        0.20        (0.38)       (0.14)        0.36        (0.07)
Portfolio turnover rate (%)                                            45.22        52.21        82.10        80.37       118.91

*Reflects voluntary reduction of expenses of these amounts (%)          0.38         0.37         0.28         0.24         0.05

                                                                                    Class S - Years Ended June 30
                                                                   -----------------------------------------------------------------
                                                                      2003(a)      2002(a)      2001(a)      2000(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 13.53        16.81        14.54        21.26        21.65
                                                                      -------      -------      -------      -------      -------
  Net investment income ($)*                                            0.13         0.10         0.15         0.22         0.17
  Net realized and unrealized gain (loss) on investments ($)           (0.20)       (2.22)        2.69        (2.74)        1.64
                                                                      -------      -------      -------      -------      -------
Total from investment operations ($)                                   (0.07)       (2.12)        2.84        (2.52)        1.81
                                                                      -------      -------      -------      -------      -------
  Dividends from net investment income ($)                             (0.05)       (0.02)       (0.11)       (0.24)       (0.14)
  Distributions from capital gains ($)                                 (0.06)       (1.14)       (0.46)       (3.96)       (2.06)
                                                                      -------      -------      -------      -------      -------
Total distributions ($)                                                (0.11)       (1.16)       (0.57)       (4.20)       (2.20)
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year ($)                                       13.35        13.53        16.81        14.54        21.26
                                                                      =======      =======      =======      =======      =======
Total return (%)(b)                                                    (0.37)      (13.41)       19.89       (13.42)        9.84

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               11,152       15,038       18,226       17,038       63,346
Expense ratio (%)*                                                      1.01         1.01         1.01         1.01         1.01
Expense ratio after expense reductions (%)*                             1.00         1.00         0.99         1.00         1.00
Ratio of net investment income to average net assets (%)*               1.15         0.64         0.93         1.36         0.89
Portfolio turnover rate (%)                                            45.22        52.21        82.10        80.37       118.91

*Reflects voluntary reduction of expenses of these amounts (%)          0.37         0.40         0.33         0.24         0.05

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class), to June 30, 1999

(d) Not annualized

(e) Annualized


                                  State Street Research Large-Cap Value Fund  13

-----------------------
INDEPENDENT AUDITORS'
-----------------------
                  Report

To the Board of Trustees and Shareholders of State Street Research Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Large-Cap Value Fund (the "Fund"), a series of State Street Research Equity Trust, as of June 30, 2003, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the year ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2002, and the financial highlights for each of the years in the four-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 5, 2003

-----------------------
TRUSTEES AND OFFICERS
-----------------------

        State Street Research Equity Trust


                                                                                     Number of Funds
Name,                Position(s)  Term of Office                                     in Fund Complex            Other
Address               Held with    and Length of        Principal Occupations          Overseen by        Directorships Held
and Age(a)              Fund      Time Served(b)         During Past 5 Years         Trustee/Officer(c)   by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond           Trustee    Since       Retired; formerly Chairman of the Board,    19       Ceridian Corporation
(57)                               1999        Chief Executive Officer and President,
                                               PictureTel Corporation (video
                                               conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban         Trustee    Since       Retired; formerly Senior Vice President     55       Metropolitan Series Fund,
(65)                               1997        for Finance and Operations and Treasurer,            Inc.(d)
                                               The Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O. Morton          Trustee    Since       Retired; formerly Executive Vice            55       The Clorox Company;
(71)                               1986        President, Chief Operating Officer and               KLA-Tencor Corporation; BEA
                                               Director, Hewlett-Packard Company                    Systems, Inc.; Cepheid;
                                               (computer manufacturer)                              Pharsight Corporation; and
                                                                                                    Metropolitan Series Fund,
                                                                                                    Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips       Trustee    Since       Dean, School of Business and Public         19       The Kroger Co.
(58)                               1999        Management, George Washington University;
                                               formerly a member of the Board of
                                               Governors of the Federal Reserve System;
                                               and Chairman and Commissioner of the
                                               Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Trustee    Since       President, Founders Investments Ltd.        55       A.P. Pharma, Inc.; and
(65)                               1993        (investments); formerly President, The               Metropolitan Series Fund,
                                               Glen Ellen Company (private investment               Inc.(d)
                                               firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.              Trustee    Since       Jay W. Forrester Professor of Management,   55       Metropolitan Series Fund,
Scott Morton (66)                  1987        Sloan School of Management, Massachusetts            Inc.(d)
                                               Institute of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee    Since       Attorney; formerly Partner, Dechert         19       SEI Investments Funds
(72)                               2002        (law firm)                                           (consisting of 104
                                                                                                    portfolios); and The
                                                                                                    Massachusetts Health &
                                                                                                    Education Tax-Exempt Trust
====================================================================================================================================
Interested Trustees

Richard S. Davis(+)     Trustee    Since       Chairman of the Board, President and        19       None
(57)                               2000        Chief Executive Officer of State Street
                                               Research & Management Company; formerly
                                               Senior Vice President, Fixed Income
                                               Investments, Metropolitan Life Insurance
                                               Company
====================================================================================================================================
Officers

Anthony Forcione        Vice       Since       Vice President of State Street Research &   3        None
(33)                    President  2003        Management Company; formerly associate
                                               portfolio manager and equity analyst,
                                               State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin          Vice       Since       Managing Director and Chief Investment      18       None
(44)                    President  2002        Officer -- Equities of State Street
                                               Research & Management Company; formerly
                                               Chief Investment Officer --
                                               U.S. Growth Equities, American Century;
                                               and Senior Vice President and portfolio
                                               manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo        Vice       Since       Managing Director, Chief Financial          19       None
(48)                    President  2001        Officer and Director of State Street
                                               Research & Management Company; formerly
                                               Executive Vice President,
                                               State Street Research & Management
                                               Company; and Senior Vice President,
                                               Product and Financial Management, MetLife
                                               Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III      Vice       Since       Senior Vice President of State Street       3        None
(51)                    President  1990        Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Zuger (55)     Vice       Since       Managing Director of State Street           3        None
                        President  1998        Research & Management Company; formerly
                                               Senior Vice President, State Street
                                               Research & Management Company; and
                                               portfolio manager and Vice President,
                                               American Century Investment Management
                                               Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich       Treasurer  Since       Senior Vice President and Treasurer of      19       None
(46)                               2001        State Street Research & Management
                                               Company; formerly Vice President and
                                               Assistant Treasurer, State Street
                                               Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.              Secretary  Since       Managing Director, General Counsel and      19       None
McNamara, III (48)                 1995        Secretary of State Street Research &
                                               Management Company; formerly Executive
                                               Vice President, State Street
                                               Research & Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                  State Street Research Large-Cap Value Fund  15

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                                                                    LV-2186-0803

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Global Resources Fund

June 30, 2003

                                                   Annual Report to Shareholders

FROM THE CHAIRMAN
     State Street Research

Table of Contents

 3  Performance Discussion
 6  Portfolio Holdings and Financial Statements
12  Financial Highlights
14  Independent Accountants' Report
15  Trustees and Officers

During the 12-month period ended June 30, 2003, uncertainty plagued the economy and the markets as concerns about corporate accounting and management scandals were replaced by fears about the impact of war in Iraq. Despite the Federal Reserve Board's efforts to stimulate a meaningful economic recovery through lower short-term interest rates, and another round of federal tax cuts, the first nine months of the reporting period were a disappointment all around. The most disturbing news concerned the unemployment rate, which ended the period at 6.4%--the highest it has been in nine years.

Yet, the economy managed to hold on to single-digit growth as consumers continued to spend. Housing and auto sales remained strong throughout the period. Corporate profits turned up in 2003; and by midyear, most economic observers believed the economy was on track for a second-half rebound.

Stocks Zig-Zagged before They Moved Higher

The stock market got off to a strong start early in the period, then headed downward as economic news turned sour in the fall. A rally at the end of 2002 gave investors hope that the bear market was finally behind us. But the first quarter of 2003 brought more bad news as investors backed away from stocks in the build-up to war. Finally, in the second quarter of 2003 stocks staged an impressive rally.

Bonds Led the Way

As investors sought a safe haven from risk and uncertainty in the first half of the period, the highest-quality segments of the U.S. bond market were the top performers. However, as investors expressed a willingness to add risk to their portfolios in the second half of the period, lower-quality segments staged an impressive comeback. High-yield bonds led the way while mortgage bonds lagged as falling interest rates precipitated an increase in mortgage prepayment activity. Municipal bonds held their own, but faced concerns about budget deficits and revenue short falls.

Looking Ahead

A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research funds.

Sincerely,

/s/ Richard S. Davis
--------------------
Richard S. Davis
Chairman

June 30, 2003

-------------
PERFORMANCE
-------------
          Discussion as of June 30, 2003

How State Street Research Global Resources Fund Performed

State Street Research Global Resources Fund returned 13.50% for the 12-month period ended June 30, 2003.(1) That was significantly higher than the Lipper Natural Resources Funds Index, which returned -2.44% over the same period.(2) The fund also outperformed the S&P 500 Index, which returned 0.25% for the period.(2)

Reasons for the Fund's Performance

The environment for energy stocks improved dramatically over the course of the year, as the price of oil, natural gas and coal increased. As a result, many stocks that benefit from increased commodity prices performed well. Because smaller-cap energy stocks outperformed their larger-cap counterparts, the fund's emphasis on small-caps was a key reason for its strong performance relative to its benchmark and peer group. Good stock selection across most industries also aided the fund's absolute and relative returns. An overweight position in Exploration and Production stocks--especially in natural gas-oriented firms--combined with the fund's exposure to coal and gold, were additional positive factors for performance.

The fund's underweight in many of the "down-stream" producers, which have not reaped the benefits of higher commodity prices, benefitted returns. However, Stillwater Mining, a producer of palladium and platinum, experienced production declines and lower profitability and El Paso, a U.S. natural gas company, suffered when its debt was downgraded by Moody's, a national rating agency. We sold both stocks after disappointing results.

Looking Ahead

Although we expect long-term oil prices to fall, we estimate that they will settle at $24-$25 a barrel or even higher because inventories are at the low end of their historical ranges. Dwindling inventories in natural gas and coal should also keep prices high for these commodities. As a result, we remain overweight in Exploration and Production segments that we believe will benefit from strong pricing. Activity in the oil service segment has increased following a two-year lull, but we remain underweight in the group because we still do not find the sector as attractive as Exploration and Production. Finally, we are also maintaining the fund's small position in gold.

Top 10 Holdings
------------------------------------------------------------

Issuer/Security                       % of fund net assets
 1  Western Gas Resources                     8.7%
    --------------------------------------------------------
 2  Baytex Energy                             4.5%
    --------------------------------------------------------
 3  Penn Virginia                             4.0%
    --------------------------------------------------------
 4  XTO Energy                                3.2%
    --------------------------------------------------------
 5  Consol Energy                             3.2%
    --------------------------------------------------------
 6  Devon Energy                              3.0%
    --------------------------------------------------------
 7  Plains Exploration & Production           2.9%
    --------------------------------------------------------
 8  Clayton Williams Energy                   2.8%
    --------------------------------------------------------
 9  Arch Coal                                 2.7%
    --------------------------------------------------------
10  PetroKazakhstan                           2.6%
    --------------------------------------------------------
    Total                                    37.6%

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 6/30/03(3,4)
(does not reflect sales charge)

    1 Year          5 Years          10 Years
    13.50%          9.89%            8.96%
-------------------------------------------------
S&P 500 Index as of 6/30/03(2)

    1 Year         5 Years           10 Years
    0.25%          -1.61%            10.04%
-------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.

(2) The Lipper Natural Resources Funds Index is an equally weighted index of typically the 30 largest mutual funds within its respective investment objective. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an index of 500 U.S. stocks. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4) Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Natural resources stocks and small-company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.


                                  State Street Research Global Resources Fund  3

-------------
PERFORMANCE
-------------
          Discussion as of June 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

Class A

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------

Cumulative Total Return
(does not reflect sales charge)          13.50%        60.25%       135.77%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      6.97%        51.03%       122.21%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      6.97%         8.60%        8.31%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

           Class A  S&P 500 Index
"93"         9425       10000
"94"         8260       10141
"95"         8483       12785
"96"        12167       16109
"97"        16177       21699
"98"        13867       28244
"99"        10461       34671
"00"        14456       37183
"01"        18511       31668
"02"        19578       25972
"03"        22221       26039

Class B(1)

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          12.69%        54.52%       119.83%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      7.69%        52.52%       119.83%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      7.69%         8.81%         8.20%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

          Class B(1)  S&P 500 Index
"93"        10000         10000
"94"         8719         10141
"95"         8817         12785
"96"        12672         16109
"97"        16725         21699
"98"        14227         28244
"99"        10637         34671
"00"        14585         37183
"01"        18551         31668
"02"        19508         25972
"03"        21983         26039

Class B (closed)
                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          12.70%        54.97%       120.48%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      7.70%        52.97%       120.48%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      7.70%         8.87%         8.23%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

           Class B  S&P 500 Index
"93"        10000       10000
"94"         8719       10141
"95"         8905       12785
"96"        12672       16109
"97"        16725       21699
"98"        14227       28244
"99"        10656       34671
"00"        14603       37183
"01"        18578       31668
"02"        19563       25972
"03"        22048       26039

Class C

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          12.75%        54.85%       119.84%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     11.75%        54.85%       119.84%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     11.75%         9.14%         8.20%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

           Class C  S&P 500 Index
"93"        10000       10000
"94"         8712       10141
"95"         8809       12785
"96"        12569       16109
"97"        16607       21699
"98"        14109       28244
"99"        10536       34671
"00"        14494       37183
"01"        18453       31668
"02"        19410       25972
"03"        21984       26039

Class R

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          13.46%        60.19%       135.68%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     13.46%        60.19%       135.68%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     13.46%         9.88%         8.95%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

           Class R   S&P 500 Index
"93"        10000       10000
"94"         8764       10141
"95"         9001       12785
"96"        12909       16109
"97"        17164       21699
"98"        14713       28244
"99"        11099       34671
"00"        15337       37183
"01"        19640       31668
"02"        20773       25972
"03"        23568       26039

Class S

                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          14.21%        63.45%       144.22%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     14.21%        63.45%       144.22%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     14.21%        10.33%         9.34%
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE CHART]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

           Class S  S&P 500 Index
"93"        10000       10000
"94"         8802       10141
"95"         9075       12785
"96"        13047       16109
"97"        17396       21699
"98"        14942       28244
"99"        11306       34671
"00"        15654       37183
"01"        20129       31668
"02"        21384       25972
"03"        24442       26039

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Returns for Class R reflect Class A performance through April 2, 2003. Class R was introduced on April 3, 2003. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Natural resources stocks and small-company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.


                                  State Street Research Global Resources Fund  5

-----------
PORTFOLIO
-----------
       Holdings

June 30, 2003

Issuer                                                    Shares       Value
--------------------------------------------------------------------------------
Equity Securities 96.7%

Contract Drilling 6.2%
Drillers Technology Corp.*+ ......................        200,000   $    206,528
Noble Corp.* .....................................         15,700        538,510
Patterson-UTI Energy Inc.* .......................        115,000      3,726,000
Pride International Inc.* ........................        100,000      1,882,000
Rowan Companies, Inc.* ...........................        191,500      4,289,600
TMBR/Sharp Drilling Inc.* ........................        136,800      2,580,048
                                                                    ------------
                                                                      13,222,686
                                                                    ------------
Exploration & Production 55.9%
ATP Oil & Gas Corp.*++ ...........................        109,500        620,865
Baytex Energy Ltd. Cl. A* ........................      1,142,748      9,566,800
Brigham Exploration Co.* .........................         81,900        417,690
Cabot Oil & Gas Corp. Cl. A ......................        196,500      5,425,365
Callon Petroleum Co.* ............................        242,900      1,729,448
Case Resources Inc.* .............................      2,000,000      1,298,175
Cavell Energy Corp.* .............................        270,400        528,534
Cequel Energy Inc.* ..............................         83,200        411,167
Chesapeake Energy Corp. ..........................        164,800      1,664,480
Clayton Williams Energy Inc.* ....................        321,130      5,928,060
Clear Energy Inc.* ...............................         10,966         24,265
Comstock Resources Inc.* .........................        120,300      1,645,704
Consol Energy Inc. ...............................        294,600      6,699,204
Devon Energy Corp. ...............................        117,534      6,276,316
Endev Energy Inc.* ...............................        480,900        681,046
Esprit Exploration Ltd.* .........................      2,934,100      5,188,123
Harvest Natural Resources Inc.* ..................        200,000      1,274,000
Methanex Corp. ...................................        100,000      1,068,900
Midnight Oil & Gas Ltd.* .........................         41,500        165,296
Mission Resources Corp.* .........................        200,000        350,000
Navigo Energy Inc.* ..............................        113,000        258,381
Newfield Exploration Co.* ........................        111,262      4,177,888
Niko Resources Ltd. ..............................         55,500      1,095,877
Oil Search Ltd.* .................................      1,000,000        550,589
Olympia Energy Inc.* .............................        500,000      1,419,878
Patina Oil & Gas Corp. ...........................        157,437      5,061,600
Penn Virginia Corp. ..............................        200,000      8,600,000
Penn West Petroleum Ltd.* ........................        152,200      4,883,422
PetroKazakhstan Inc.* ............................        442,700      5,529,323
Plains Exploration & Production Co.* .............        574,805      6,213,642
Plains Resources Inc.* ...........................        385,000      5,447,750
Progess Energy Ltd.* .............................         60,400        441,055
Real Resources Inc.* .............................        200,000        663,839
Remington Oil & Gas Corp.* .......................        100,000      1,838,000
Republic Resources Inc.* .........................         28,750         17,250
Southwestern Energy Co.* .........................        300,000      4,503,000
Tempest Energy Corp.* ............................        200,000        811,359
Terraquest Energy Corp.* .........................        332,900         65,070
Tom Brown Inc.* ..................................        130,900      3,637,711
Treasure Islands Royalty Trust* ..................        507,439        142,083
Upton Resources Inc.* ............................        400,000      1,091,647

Issuer                                                    Shares       Value
--------------------------------------------------------------------------------
Vermilion Resources Ltd. .........................        350,000   $  3,459,340
Vintage Petroleum Inc. ...........................        100,000      1,128,000
XTO Energy Inc. ..................................        336,666      6,770,353
                                                                    ------------
                                                                     118,770,495
                                                                    ------------
Oil Service 7.8%
Badger Daylighting Inc.* .........................        375,000        246,173
BJ Services Co.* .................................         50,000      1,868,000
Cal Dive International Inc.* .....................        100,000      2,180,000
Global Industries Inc.* ..........................        189,496        913,371
Hanover Compressor Co.* ..........................        250,000      2,825,000
Maverick Tube Corp.* .............................         50,000        957,500
McDermott International Inc.* ....................        211,400      1,338,162
NewPark Resources Inc.* ..........................        500,000      2,740,000
NS Group Inc.* ...................................        150,000      1,462,500
Oceaneering International Inc.* ..................         50,800      1,297,940
Universal Compression Holdings Inc.* .............         35,200        734,272
                                                                    ------------
                                                                      16,562,918
                                                                    ------------
Refining 1.7%
InterOil Corp.* ..................................        156,500      1,985,985
KFX Inc.* ........................................        393,400      1,526,392
                                                                    ------------
                                                                       3,512,377
                                                                    ------------
Utility 8.7%
MarkWest Hydrocarbon Inc.* .......................         27,000        205,470
Western Gas Resources Inc. .......................        464,100     18,378,360
                                                                    ------------
                                                                      18,583,830
                                                                    ------------
Mining 12.5%
Arch Coal Inc. ...................................        247,700      5,692,146
Ashanti Goldfields Co. Ltd. ADR* .................        583,600      4,651,292
Crystallex International Corp.* ..................      1,250,000      1,737,500
Manhattan Minerals Corp.* ........................      1,150,000        551,355
Mena Resources Inc.* .............................         20,000          5,163
Nevsun Resources Ltd.* ...........................      1,200,000      3,221,833
Novagold Resources Inc.* .........................        500,000      1,124,839
Peabody Energy Corp. .............................        132,300      4,443,957
Penn Virginia Resource Partners LP ...............         76,700      2,242,708
Romarco Minerals Inc.* ...........................        223,000         30,430
Southwestern Resources Corp.* ....................        243,300      1,541,543
Tullaree Capital Inc.* ...........................        325,580         13,023
Viceroy Resource Corp.* ..........................        183,000         78,289
Virginia Gold Mines Inc.* ........................        500,000        331,919
X-Cal Resources Ltd.* ............................      1,755,500        530,891
Zimbabwe Platinum Mines Ltd.* ....................        150,000        419,992
                                                                    ------------
                                                                      26,616,880
                                                                    ------------
Miscellaneous 3.9%
Capstone Turbine Corp.* ..........................        100,000        109,000
Frontline Ltd.* ..................................        163,400      2,323,548
Golar Inc.* ......................................         80,500        836,955
OMI Corp.* .......................................        759,500      4,678,520
Rio Alto Resources International Inc.* ...........        429,700        294,760
                                                                    ------------
                                                                       8,242,783
                                                                    ------------
Total Equity Securities (Cost $145,777,158) .....................    205,511,969
                                                                    ------------


6  The notes are an integral part of the financial statements.

                           Maturity             Amount of
Issuer                       Date               Principal              Value
--------------------------------------------------------------------------------
Commercial Paper 3.4%
Citicorp, 1.10%            7/01/2003           $ 5,869,000           $5,869,000
Citicorp, 1.03%            7/02/2003             1,272,000            1,271,964
                                                                     ----------
Total Commercial Paper (Cost $7,140,964) .................            7,140,964
                                                                     ----------

                                                  Shares
--------------------------------------------------------------------------------
Short-Term Investments 14.1%
State Street Navigator Securities
Lending Prime Portfolio . . . . . . . .         29,956,893           29,956,893
                                                                     ----------
Total Short-Term Investments (Cost $29,956,893) ..........           29,956,893
                                                                     ----------

                                                   % of
                                                Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $182,875,015) . . . . .           114.2%          242,609,826
Cash and Other Assets, Less Liabilities             (14.2%)         (30,159,855)
                                                    ------         ------------
Net Assets . . . . . . . . . . . . . . .            100.0%         $212,449,971
                                                    ======         ============

KEY TO SYMBOLS

*    Denotes a security which has not paid a dividend during the last year.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.10% of net assets in Rule 144A securities.

++ Security restricted as to public resale. As of the report date, the fund had 0.29% of net assets in restricted securities.

ADR Stands for American Depository Receipt, representing ownership of foreign securities.

Federal Income Tax Information

At June 30, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $185,252,127 was as follows:


Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                           $ 72,104,685

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                          (14,746,986)
                                                                   ------------
                                                                   $ 57,357,699
                                                                   ============


The notes are an integral part of the financial statements.

                                  State Street Research Global Resources Fund  7

-----------
FINANCIAL
-----------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2003

Assets

Investments, at value (Cost $182,875,015) (Note 1) ..........      $242,609,826
Cash ........................................................               226
Receivable for fund shares sold .............................         2,726,717
Dividends receivable ........................................           245,413
Other assets ................................................            28,781
                                                                   ------------
                                                                    245,610,963
Liabilities

Payable for collateral received on securities loaned ........        29,956,893
Payable for securities purchased ............................         2,182,028
Payable for fund shares redeemed ............................           442,386
Accrued transfer agent and shareholder service fees .........           226,067
Accrued management fee ......................................           133,154
Accrued distribution and service fees .......................           107,404
Accrued administration fee ..................................             8,688
Accrued trustees' fees ......................................             1,046
Other accrued expenses ......................................           103,326
                                                                   ------------
                                                                     33,160,992
                                                                   ------------

Net Assets ..................................................      $212,449,971
                                                                   ============
Net Assets consist of:
  Accumulated net investment loss ...........................       $(1,587,658)
  Unrealized appreciation of investments ....................        59,734,811
  Unrealized depreciation of foreign currency and
    foreign currency translations ...........................               (50)
  Accumulated net realized loss .............................       (44,896,180)
  Paid-in capital ...........................................       199,199,048
                                                                   ------------
                                                                   $212,449,971
                                                                   ============
                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class           Net Assets     [divided by]    Number of Shares    =      NAV
A              $103,987,236                       4,029,256             $25.81*
B(1)            $29,782,305                       1,246,613             $23.89**
B               $30,813,893                       1,286,062             $23.96**
C               $37,600,668                       1,574,299             $23.88**
R                  $122,333                           4,741             $25.80
S               $10,143,536                         377,774             $26.85

*    Maximum offering price per share = $27.38 ($25.81 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charges, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2003

Investment Income

Dividends, net of foreign taxes of $52,839 (Note 1) ..........      $ 1,587,085
Interest (Note 1) ............................................          329,540
                                                                    -----------
                                                                      1,916,625

Expenses

Management fee (Note 2) ......................................        1,276,075
Transfer agent and shareholder service fees (Note 2) .........          631,031
Distribution and service fees - Class A (Note 4) .............          241,613
Distribution and service fees - Class B(1) (Note 4) ..........          232,895
Distribution and service fees - Class B (Note 4) .............          290,962
Distribution and service fees - Class C (Note 4) .............          292,614
Distribution and service fees - Class R (Note 4) .............              136
Custodian fee ................................................          110,322
Administration fee (Note 2) ..................................           79,608
Registration fees ............................................           61,992
Audit fee ....................................................           30,492
Trustees' fees (Note 2) ......................................           17,755
Reports to shareholders ......................................            7,000
Legal fees ...................................................            5,568
Miscellaneous ................................................            5,294
                                                                    -----------
                                                                      3,283,357
Fees paid indirectly (Note 2) ................................           (4,493)
                                                                    -----------
                                                                      3,278,864
                                                                    -----------
Net investment loss ..........................................       (1,362,239)
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments

Net realized loss on investments (Notes 1 and 4) .............       (6,930,252)
Net realized loss on foreign currency (Note 1) ...............           (6,466)
                                                                    -----------
   Total net realized loss ...................................       (6,936,718)
                                                                    -----------
Change in unrealized appreciation of investments .............       29,977,216
Change in unrealized depreciation of foreign currency ........             (156)
                                                                    -----------
   Total change in unrealized appreciation ...................       29,977,060
                                                                    -----------
Net gain on investments ......................................       23,040,342
                                                                    -----------
Net increase in net assets resulting from operations .........      $21,678,103
                                                                    ===========


8  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years ended June 30
                                               ---------------------------------
                                                   2003               2002
                                               ---------------------------------
Increase (Decrease) In Net Assets

Operations:
Net investment loss ......................     ($  1,362,239)     ($  1,788,635)
Net realized gain (loss) on
  investments and foreign currency .......        (6,936,718)         4,254,703
Change in unrealized appreciation of
  investments and foreign currency .......        29,977,060          6,519,770
                                               ---------------------------------
Net increase resulting from
  operations .............................        21,678,103          8,985,838
                                               ---------------------------------
Net increase (decrease) from fund
  share transactions (Note 6) ............          (824,831)           238,841
                                               ---------------------------------
Total increase in net assets .............        20,853,272          9,224,679
Net Assets
Beginning of year ........................       191,596,699        182,372,020
                                               ---------------------------------
End of year ..............................     $ 212,449,971       $191,596,699
                                               =================================

Notes to Financial Statements
--------------------------------------------------------------------------------

June 30, 2003

Note 1

State Street Research Global Resources Fund is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 80% of its net assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. Class R shares pay annual service and distribution fees of 0.50%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation Values for listed equity

securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


                                  State Street Research Global Resources Fund  9

--------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the fund in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for foreign currency transactions and wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At June 30, 2003, the fund had a capital loss carryforward of $44,563,871 available, to the extent provided in regulations, to offset future capital gains, if any, of which $37,656,268 and $6,907,603 expire on June 30, 2008 and 2011, respectively.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to foreign currency and litigation settlements. At June 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, investments in partnerships and investments in passive foreign investment companies. At June 30, 2003, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2003, the value of the securities loaned and the value of collateral were $28,790,866 and $29,956,893, respectively. During the year ended June 30, 2003, income from securities lending amounted to $145,553 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2003, the fees pursuant to such agreement amounted to $1,276,075. State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2003, the amount of such expenses allocated to the fund was $283,764.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2003, the fund's transfer agent fees were reduced by $4,493 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,755 during the year ended June 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2003, the amount of such expenses was $79,608.

Note 3

For the year ended June 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $55,122,605, and $60,939,959, respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The fund pays annual distribution fees of 0.25% of average daily net assets for Class R shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2003, fees pursuant to such plans amounted to $241,613, $232,895, $290,962, $292,614 and $136 for Class A, Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2003, there were $1,914,196, $1,080,091 and $1,683,837 for Class A, Class B and Class C,
respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and Class R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $60,774 and $37,214, respectively, on sales of Class A shares of the fund during the year ended June 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $34,085 and $701 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $39,426, $12,627 and $5,758 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended June 30, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Pricewaterhouse-Coopers LLP would have caused it to make reference to the disagreements in its report on financial statements for such years.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At June 30, 2003, the Adviser owned 4,737 Class R shares of the fund. These transactions break down by share class as follows:
                                       Years ended June 30
                  --------------------------------------------------------------
                              2003                              2002
                  --------------------------------------------------------------
Class A             Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold        9,853,565    $ 210,566,616        5,391,227    $ 111,162,554
Shares redeemed   (9,777,507)    (207,005,621)      (5,246,229)    (108,012,593)
                  ----------    -------------       ----------    -------------
Net increase          76,058    $   3,560,995          144,998    $   3,149,961
                  ==========    =============       ==========    =============

Class B(1)          Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold          420,704    $   8,371,227          548,419    $  10,890,797
Shares redeemed     (382,670)      (7,433,215)        (293,992)      (5,605,370)
                  ----------    -------------       ----------    -------------
Net increase          38,034    $     938,012          254,427    $   5,285,427
                  ==========    =============       ==========    =============

Class B             Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold           44,249    $     849,502           89,108    $   1,875,750
Shares redeemed     (462,691)      (9,076,862)        (568,845)     (11,016,621)
                  ----------    -------------       ----------    -------------
Net decrease        (418,442)   $  (8,227,360)        (479,737)   ($  9,140,871)
                  ==========    =============       ==========    =============

Class C             Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold          491,306    $  10,076,867          592,070    $  11,642,677
Shares redeemed     (420,725)      (8,032,986)        (588,880)     (11,360,341)
                  ----------    -------------       ----------    -------------
Net increase          70,581    $   2,043,881            3,190    $     282,336
                  ==========    =============       ==========    =============

Class R+            Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold            4,741    $     100,075               --               --
                  ----------    -------------       ----------    -------------
Net increase           4,741    $     100,075               --               --
                  ==========    =============       ==========    =============

Class S             Shares         Amount             Shares         Amount
--------------------------------------------------------------------------------
Shares sold          537,015    $  11,946,973          591,120    $  12,493,879
Shares redeemed     (499,359)     (11,187,407)        (564,442)     (11,831,891)
                  ----------    -------------       ----------    -------------
Net increase          37,656    $     759,566           26,678    $     661,988
                  ==========    =============       ==========    =============

+ April 3, 2003 (commencement of share class) to June 30, 2003


The notes are an integral part of the financial statements.

                                 State Street Research Global Resources Fund  11

For a share outstanding throughout each year:

                                                                                 Class A - Years Ended June 30
                                                               --------------------------------------------------------------
                                                               2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           22.74         21.50         16.79         12.15        17.35
                                                               -------       -------       -------       -------      -------
  Net investment loss ($)                                        (0.10)        (0.15)        (0.22)        (0.17)       (0.11)
  Net realized and unrealized gain (loss) on investments and
    foreign currency ($)                                          3.17          1.39          4.93          4.81        (4.34)
                                                               -------       -------       -------       -------      -------
Total from investment operations ($)                              3.07          1.24          4.71          4.64        (4.45)
                                                               -------       -------       -------       -------      -------
  Distribution from capital gains ($)                               --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Total distribution ($)                                              --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Net asset value, end of year ($)                                 25.81         22.74         21.50         16.79        12.15
                                                               =======       =======       =======       =======      =======
Total return (%)(b)                                              13.50          5.77         28.05         38.19       (24.56)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        103,987        89,883        81,880        70,152       67,155
Expense ratio (%)                                                 1.61          1.74          1.63          1.74         1.59
Expense ratio after expense reductions (%)                        1.60          1.73          1.61          1.72         1.57
Ratio of net investment loss to average net assets (%)           (0.47)        (0.73)        (1.11)        (1.34)       (0.97)
Portfolio turnover rate (%)                                      32.56         37.57         37.97         47.49        55.89

                                                                                Class B(1) - Years Ended June 30
                                                               --------------------------------------------------------------
                                                               2003(a)       2002(a)       2001(a)       2000(a)     1999(a)(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           21.20         20.16         15.85         11.56         9.44
                                                               -------       -------       -------       -------      -------
  Net investment loss ($)                                        (0.23)        (0.27)        (0.33)        (0.26)       (0.08)
  Net realized and unrealized gain on investments and
    foreign currency ($)                                          2.92          1.31          4.64          4.55         2.20
                                                               -------       -------       -------       -------      -------
Total from investment operations ($)                              2.69          1.04          4.31          4.29         2.12
                                                               -------       -------       -------       -------      -------
Net asset value, end of year ($)                                 23.89         21.20         20.16         15.85        11.56
                                                               =======       =======       =======       =======      =======
Total return (%)(b)                                              12.69          5.16         27.19         37.11        22.46 (d)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         29,782        25,626        19,237         8,608        5,053
Expense ratio (%)                                                 2.31          2.44          2.33          2.48         2.19 (e)
Expense ratio after expense reductions (%)                        2.30          2.43          2.31          2.46         2.17 (e)
Ratio of net investment loss to average net assets (%)           (1.17)        (1.41)        (1.78)        (2.12)       (1.64) (e)
Portfolio turnover rate (%)                                      32.56         37.57         37.97         47.49        55.89

                                                                                 Class B - Years Ended June 30
                                                               --------------------------------------------------------------
                                                               2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           21.26         20.19         15.87         11.58        16.71
                                                               -------       -------       -------       -------      -------
  Net investment loss ($)                                        (0.23)        (0.28)        (0.34)        (0.26)       (0.19)
  Net realized and unrealized gain (loss) on investments and
    foreign currency ($)                                          2.93          1.35          4.66          4.55        (4.19)
                                                               -------       -------       -------       -------      -------
Total from investment operations ($)                              2.70          1.07          4.32          4.29        (4.38)
                                                               -------       -------       -------       -------      -------
  Distribution from capital gains ($)                               --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Total distribution ($)                                              --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Net asset value, end of year ($)                                 23.96         21.26         20.19         15.87        11.58
                                                               =======       =======       =======       =======      =======
Total return (%)(b)                                              12.70          5.30         27.22         37.05       (25.10)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         30,814        36,240        44,106        48,352       56,708
Expense ratio (%)                                                 2.31          2.44          2.33          2.48         2.34
Expense ratio after expense reductions (%)                        2.30          2.43          2.31          2.46         2.32
Ratio of net investment loss to average net assets (%)           (1.20)        (1.45)        (1.87)        (2.10)       (1.73)
Portfolio turnover rate (%)                                      32.56         37.57         37.97         47.49        55.89

                                                                                 Class C - Years Ended June 30
                                                               --------------------------------------------------------------
                                                               2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           21.18         20.14         15.84         11.54        16.67
                                                               -------       -------       -------       -------      -------
  Net investment loss ($)                                        (0.23)        (0.28)        (0.34)        (0.25)       (0.19)
  Net realized and unrealized gain (loss) on investments and
    foreign currency ($)                                          2.93          1.32          4.64          4.55        (4.19)
                                                               -------       -------       -------       -------      -------
Total from investment operations ($)                              2.70          1.04          4.30          4.30        (4.38)
                                                               -------       -------       -------       -------      -------
  Distribution from capital gains ($)                               --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Total distribution ($)                                              --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Net asset value, end of year ($)                                 23.88         21.18         20.14         15.84        11.54
                                                               =======       =======       =======       =======      =======
Total return (%)(b)                                              12.75          5.16         27.15         37.26       (25.17)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         37,601        31,853        30,214        23,313       25,538
Expense ratio (%)                                                 2.31          2.44          2.33          2.48         2.34
Expense ratio after expense reductions (%)                        2.30          2.43          2.31          2.46         2.32
Ratio of net investment loss to average net assets (%)           (1.18)        (1.43)        (1.83)        (2.06)       (1.72)
Portfolio turnover rate (%)                                      32.56         37.57         37.97         47.49        55.89

                                                               Class R
                                                              ----------
                                                              2003(a)(f)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                         21.11
                                                               -------
  Net investment loss ($)                                        (0.01)
  Net realized and unrealized gain on investments and
    foreign currency ($)                                          4.70
                                                               -------
Total from investment operations ($)                              4.69
                                                               -------
Net asset value, end of period ($)                               25.80
                                                               =======
Total return (%)(b)                                              22.22

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                          122
Expense ratio (%)                                                 1.75
Expense ratio after expense reductions (%)                        1.74
Ratio of net investment loss to average net assets (%)           (0.16)
Portfolio turnover rate (%)                                      32.56

                                                                                 Class S - Years Ended June 30
                                                               --------------------------------------------------------------
                                                               2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           23.51         22.13         17.21         12.43        17.67
                                                               -------       -------       -------       -------      -------
  Net investment loss ($)                                        (0.04)        (0.09)        (0.18)        (0.15)       (0.08)
  Net realized and unrealized gain (loss) on investments and
    foreign currency ($)                                          3.38          1.47          5.10          4.93        (4.41)
                                                               -------       -------       -------       -------      -------
Total from investment operations ($)                              3.34          1.38          4.92          4.78        (4.49)
                                                               -------       -------       -------       -------      -------
  Distribution from capital gains ($)                               --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Total distribution ($)                                              --            --            --            --        (0.75)
                                                               -------       -------       -------       -------      -------
Net asset value, end of year ($)                                 26.85         23.51         22.13         17.21        12.43
                                                               =======       =======       =======       =======      =======
Total return (%)(b)                                              14.21          6.24         28.59         38.46       (24.33)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         10,144         7,995         6,935         8,599        5,590
Expense ratio (%)                                                 1.31          1.44          1.33          1.48         1.34
Expense ratio after expense reductions (%)                        1.30          1.43          1.31          1.46         1.32
Ratio of net investment loss to average net assets (%)           (0.20)        (0.42)        (0.89)        (1.11)       (0.70)
Portfolio turnover rate (%)                                      32.56         37.57         37.97         47.49        55.89

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class), to June 30, 1999

(d) Not annualized

(e) Annualized

(f) April 3, 2003 (commencement of share class), to June 30, 2003


                                 State Street Research Global Resources Fund  13

-----------------------
INDEPENDENT AUDITORS'
-----------------------
                  Report

To the Board of Trustees and Shareholders of State Street Research Global Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Global Resources Fund (the "Fund"), a series of State Street Research Equity Trust, as of June 30, 2003, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the year ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2002, and the financial highlights for each of the years in the four-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 5, 2003

-----------------------
TRUSTEES AND OFFICERS
-----------------------
        State Street Research Equity Trust

                                                                                     Number of Funds
Name,                Position(s)  Term of Office                                     in Fund Complex            Other
Address               Held with    and Length of        Principal Occupations          Overseen by        Directorships Held
and Age(a)              Fund      Time Served(b)         During Past 5 Years         Trustee/Officer(c)   by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond           Trustee    Since       Retired; formerly Chairman of the Board,    19       Ceridian Corporation
(57)                               1999        Chief Executive Officer and President,
                                               PictureTel Corporation (video
                                               conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban         Trustee    Since       Retired; formerly Senior Vice President     55       Metropolitan Series Fund,
(65)                               1997        for Finance and Operations and Treasurer,            Inc.(d)
                                               The Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O. Morton          Trustee    Since       Retired; formerly Executive Vice            55       The Clorox Company;
(71)                               1986        President, Chief Operating Officer and               KLA-Tencor Corporation; BEA
                                               Director, Hewlett-Packard Company                    Systems, Inc.; Cepheid;
                                               (computer manufacturer)                              Pharsight Corporation; and
                                                                                                    Metropolitan Series Fund,
                                                                                                    Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips       Trustee    Since       Dean, School of Business and Public         19       The Kroger Co.
(58)                               1999        Management, George Washington University;
                                               formerly a member of the Board of
                                               Governors of the Federal Reserve System;
                                               and Chairman and Commissioner of the
                                               Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Trustee    Since       President, Founders Investments Ltd.        55       A.P. Pharma, Inc.; and
(65)                               1993        (investments); formerly President, The               Metropolitan Series Fund,
                                               Glen Ellen Company (private investment               Inc.(d)
                                               firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.              Trustee    Since       Jay W. Forrester Professor of Management,   55       Metropolitan Series Fund,
Scott Morton (66)                  1987        Sloan School of Management, Massachusetts            Inc.(d)
                                               Institute of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee    Since       Attorney; formerly Partner, Dechert         19       SEI Investments Funds
(72)                               2002        (law firm)                                           (consisting of 104
                                                                                                    portfolios); and The
                                                                                                    Massachusetts Health &
                                                                                                    Education Tax-Exempt Trust
====================================================================================================================================
Interested Trustees

Richard S. Davis(+)     Trustee    Since       Chairman of the Board, President and        19       None
(57)                               2000        Chief Executive Officer of State Street
                                               Research & Management Company; formerly
                                               Senior Vice President, Fixed Income
                                               Investments, Metropolitan Life Insurance
                                               Company
====================================================================================================================================
Officers

Anthony Forcione        Vice       Since       Vice President of State Street Research &   3        None
(33)                    President  2003        Management Company; formerly associate
                                               portfolio manager and equity analyst,
                                               State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin          Vice       Since       Managing Director and Chief Investment      18       None
(44)                    President  2002        Officer -- Equities of State Street
                                               Research & Management Company; formerly
                                               Chief Investment Officer --
                                               U.S. Growth Equities, American Century;
                                               and Senior Vice President and portfolio
                                               manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo        Vice       Since       Managing Director, Chief Financial          19       None
(48)                    President  2001        Officer and Director of State Street
                                               Research & Management Company; formerly
                                               Executive Vice President,
                                               State Street Research & Management
                                               Company; and Senior Vice President,
                                               Product and Financial Management, MetLife
                                               Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III      Vice       Since       Senior Vice President of State Street       3        None
(51)                    President  1990        Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Zuger (55)     Vice       Since       Managing Director of State Street           3        None
                        President  1998        Research & Management Company; formerly
                                               Senior Vice President, State Street
                                               Research & Management Company; and
                                               portfolio manager and Vice President,
                                               American Century Investment Management
                                               Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich       Treasurer  Since       Senior Vice President and Treasurer of      19       None
(46)                               2001        State Street Research & Management
                                               Company; formerly Vice President and
                                               Assistant Treasurer, State Street
                                               Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.              Secretary  Since       Managing Director, General Counsel and      19       None
McNamara, III (48)                 1995        Secretary of State Street Research &
                                               Management Company; formerly Executive
                                               Vice President, State Street
                                               Research & Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                 State Street Research Global Resources Fund  15

[LOGO] STATE STREET RESEARCH
       One Financial Center
       Boston, MA 02111-2690

                                                                ----------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT #6
                                                                   HUDSON, MA
                                                                ----------------

--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876
           Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                  for Excellence in Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after September 30, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0804)SSR-LD
                                                                    GR-2187-0803

                               FORM N-CSR(2 OF 3)

ITEM 2 (CODE OF ETHICS): Not applicable to this filing.

ITEM 3 (AUDIT COMMITTEE FINANCIAL EXPERT): Not applicable to this filing.

ITEM 4 (PRINCIPAL ACCOUNTANT FEES AND SERVICES): Not applicable to this filing.

ITEM 5 (RESERVED)

ITEM 6 (RESERVED)

ITEM 7 (DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES): Not applicable to this filing.

ITEM 8 (RESERVED)

ITEM 9 (CONTROLS AND PROCEDURES):

       SUB-ITEM 9a - The Principal Executive Officer and the Principal Financial Officer have concluded that the State Street Research Equity Trust disclosure controls and procedures (as defined in Rule 30-a2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the State Street Research Equity Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

       SUB-ITEM 9b - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation referenced in
       (a)(i) above.

ITEM 10 (EXHIBITS):

       SUB-ITEM 10a - Not applicable to this filing.

       SUB-ITEM 10b - Certification Exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Equity Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date   August 29, 2003
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date   August 29, 2003
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date   August 29, 2003
                          ------------------------